AIRCRAFT LEASE AGREEMENT


                           Dated as of April 25, 2000


                                     between


                           C.I.T. LEASING CORPORATION
                                    as Lessor


                                       and


                         ARCH AIR MEDICAL SERVICE, INC.,
                                    as Lessee








                                       Air Methods 2000 Aircraft Lease Agreement

                            AIRCRAFT LEASE AGREEMENT
                            ------------------------


     THIS  AIRCRAFT  LEASE  AGREEMENT dated as of April 25, 2000 (this "Lease"),
                                                                        -----
between C.I.T. LEASING CORPORATION, a Delaware corporation, together with its successors and permitted assigns ("Lessor"), and ARCH AIR MEDICAL SERVICE, INC.,
                                   ------
a Missouri corporation, together with its successors and permitted assigns ("Lessee"), having its principal place of business at 7301 South Peoria Street,
  ------
Englewood,  Colorado  80112.

          WHEREAS, Lessor desires to purchase from Area Rescue Consortium of Hospitals, a Missouri corporation, five (5) helicopters described as follows: one Messerschmitt model BK 117 B-1 aircraft bearing manufacturer's serial number 7201 and United States Registration No. N211SL, one Messerschmitt model BK 117 B-1 aircraft bearing manufacturer's serial number 7207 and United States Registration No. N122SL, one Eurocopter Deutschland GMBH model MBB-BK 117-B2 aircraft bearing manufacturer's serial number 7139 and United States Registration No. N550SL, one Messerschmitt model BK 117 B-1 aircraft bearing manufacturer's serial number 7158 and United States Registration No. N440SL, and one Messerschmitt model BK 117 B-1 aircraft bearing manufacturer's serial number 7216 and United States Registration No. N330SL; and

          WHEREAS, Lessor also desires to purchase from SkyLife Aviation, L.L.C. (Area Rescue Consortium of Hospitals and SkyLife Aviation, L.L.C. are referred to herein collectively as "Seller"), two (2) aircraft described as follows: one
                            ------
Beech model B100 aircraft bearing manufacturer's serial number BE-27 and United States Registration No. N87JE and one Beech model B100 aircraft bearing manufacturer's serial number BE-64 and United States Registration No. N4490M (collectively, together with the aircraft described in the preceding paragraph, and as further defined below, the "Aircraft") and simultaneously with such
                                         --------
purchase, Lessee desires to lease from Lessor and Lessor is willing to lease to Lessee such Aircraft on the terms and conditions set forth in this Lease;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, Lessor and Lessee hereby agree as follows:

     1.     DEFINITIONS.  Unless  the  context otherwise requires, the following
            -----------
terms shall have the following meanings for all purposes of this Lease and shall be equally applicable to both the singular and the plural forms of the terms herein defined:

          "Acceptance  Date"  shall mean any or all, as the context requires, of
           ----------------
the Delivery Date or Delivery Dates on which all of the applicable conditions precedent set forth in Section 21 hereof have been satisfied, or waived in
                           -----------
writing  by  Lessor.

          "Aeronautical  Bill  of  Sale"  shall  mean  the  bill of sale for the
           ----------------------------
Aircraft on AC Form 8050-2 (for Aircraft registered in the United States) or such other form as may be acceptable to the FAA for recordation of Lessor's ownership interest in the Aircraft executed by Lessee in favor of Lessor and dated the Delivery Date.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
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
          "Aeronautics  Authority"  shall  mean,  as  the  context requires, the
           ----------------------
United States Department of Transportation, the FAA and/or the Administrator of the FAA, or any person, governmental department, bureau, commission or agency succeeding to the functions of any of the foregoing.

          "Affiliate"  with  respect  to a specified Person shall mean any other
           ---------
Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled by" have meanings correlative to the foregoing.

          "Aircraft"  shall  mean  each  and  every  Airframe and the "Aircraft"
           --------
described in the recitals above together with (a) the Engine or Engines, whether or not installed on such Aircraft, (b) all Parts thereof, (c) spare parts or ancillary equipment or devices acquired pursuant to the Purchase Agreement and furnished with the Aircraft under this Lease or otherwise not constituting Parts, (d) all Aircraft Documents, (e) all substitutions, replacements and renewals of any and all thereof, (f) all capital improvements which may be made to, installed on or incorporated into the Aircraft, including but not limited to those improvements required pursuant to any Airworthiness Directive.

          "Aircraft  Cost"  shall mean the aggregate cost of the Aircraft not to
           --------------
exceed the amount set forth in the Lease Supplements executed and delivered pursuant to this Lease and described therein as Aircraft Cost (not to exceed the Maximum Aircraft Cost Amount).

          "Aircraft  Documents"  shall  mean  the  records  and  documentation
           -------------------
pertaining to the Aircraft in Lessee's possession on each Delivery Date and all other records and documentation pertaining to any Airframe, any Engines and any Parts delivered with the Aircraft or created during the Lease Term in respect thereof, all of which shall be maintained in the English language, including, without limitation, all logs, manuals and data, and all inspection, modification and overhaul records, and such other items which may be acquired or prepared by Lessee relating to its use, operation and maintenance of the Aircraft during the term of this Lease.

          "Airframe" shall mean for each Aircraft, (a) the airframe described in
           --------
Schedule  A  attached  hereto  and made a part hereof and any airframe which may
-----------
from time to time be substituted or be a replacement for the airframe, and (b) any and all Parts of whatever nature (except the Engines, propellers, rotors and rotor hubs, as applicable) attached to or installed on such airframe for so long as title thereto shall be vested in Lessor in accordance with this Lease.

          "Airworthiness  Directive"  shall  mean  any  Airworthiness  Directive
           ------------------------
issued by the FAA and applicable to aircraft, engines and appliances and Parts of the same type as the Aircraft, the Engines and the Parts.

          "Basic Rent" shall have the meaning given to such term in Section 5(a)
           ----------                                               ------------
hereof and in the Lease Supplements executed and delivered pursuant to this Lease.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          "Basic  Rent  Factor"  shall  be  the  percentage  (derived  from  the
           -------------------
Reference Rate) set forth in the Lease Supplements executed and delivered pursuant to this Lease which, when multiplied by the Aircraft Cost, result in the Basic Rent.

          "Basic  Term"  shall mean the  number  of  monthly  periods  from  and
           -----------
including the Delivery Date of each Aircraft to and including the day immediately preceding the tenth anniversary date of the first Delivery Date as set forth in the first Lease Supplement.

          "Business  Day"  shall mean any day other than a Saturday, Sunday or a
           -------------
day on which banking institutions in New York, New York are authorized by law to close.

          "Casualty  Loss Value" shall mean the amounts payable by Lessee in any
           --------------------
Event of Loss and as otherwise provided in this Lease, which amounts are set forth in the Lease Supplements executed and delivered pursuant to this Lease.

          "Certificate  of  Acceptance"  means  the  Certificate  of  Acceptance
           ---------------------------
substantially in the form attached hereto as Exhibit A, to be executed by Lessee
                                             ---------
for the purpose of acknowledging acceptance of each Aircraft (as the foregoing may be amended, modified or supplemented as of the date hereof and from time to time).

          "Code"  shall  mean  the  Internal  Revenue  Code of 1986, as amended.
           ----

          "Default"  shall  mean any event or condition which, with the lapse of
           -------
time  or  the  giving  of  notice or both, would constitute an Event of Default.

          "Default  Rate"  shall  mean  interest  at the rate per annum equal to
           -------------
eighteen  percent  (18%),  subject  to  the  maximum  rate  permitted  by  Law.

          "Delivery  Date" for any Aircraft shall mean the date, which day shall
           --------------
be a Business Day, specified in the Lease Supplement applicable to such Aircraft to be executed pursuant to this Lease, on which (a) all applicable conditions precedent set forth in Section 21 hereof have been satisfied or waived in
                           -----------
writing by Lessor for the delivery and sale of such Aircraft by the Lessee to Lessor, and (b) such Aircraft is actually delivered to, and accepted by, Lessee under this Lease.

          "Early  Purchase Option" shall have the meaning set forth in Section 7
           ----------------------                                      ---------
hereof.

          "Early  Purchase  Option  Price"  shall  have the meaning set forth in
           ------------------------------
Section  7  hereof.
----------

          "Engine"  shall  mean  with  respect  to any Aircraft, (a) the engine,
           ------
engines or rotor hub installed on such Airframe on the Delivery Date as described in Schedule A attached hereto and made a part hereof, whether or not
               ----------
from time to time thereafter no longer installed on such Airframe or installed on any other airframe or any other aircraft; or (b) any other engine or Power Components, including, without limitation, any spare engine, which may from time to time be substituted or be a replacement for such engine or any Part thereof (including any rotor or propeller) in accordance with this Lease.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          "Event of Default" shall mean any of the events referred to in Section
           ----------------                                              -------
23  hereof.
--

          "Event of Loss" shall mean any of the following events with respect to
           -------------
the  Aircraft,  any  Airframe  or  any  Engine:

     (a)  loss  of  such  property  or  the  use  thereof

          (i) due to theft or disappearance of such property for a period in excess of the earlier of

                    (A)  the  end  of  the  prevailing  Lease  Term  and

                    (B) forty-five (45) days (unless such loss constitutes an Event of Loss under clause (b) below) or (ii) due to destruction, damage beyond
                     ----------
repair or rendition of such property permanently unfit for normal use by Lessee for any reason whatsoever;

     (b) any loss or loss of use or damage to such property which results in an insurance settlement with respect to such property on the basis of an actual or constructive total loss;

     (c) the condemnation, confiscation, conversion or seizure of, or requisition of title to, such property, or requisition for use of such property for a period in excess of the earlier of

          (i)  the  end  of  the  prevailing  Lease  Term,  and

          (ii) forty-five (45) days (or for such shorter period ending on the date on which an insurance settlement with respect to such property on the basis of an actual or constructive total loss shall occur);

     (d) as a result of any rule, regulation, order or other action by the FAA or other Governmental Authority having jurisdiction, the use of such property in the normal course of air transportation of Persons shall have been prohibited for a period of forty-five (45) days, unless Lessee, prior to the expiration of such period, shall have undertaken or caused to be undertaken and shall diligently carry forward or cause to be so carried forward all steps which are necessary or desirable to permit the normal use of such property by Lessee or any permitted assignee or sublessee, as the case may be, or, in any event, if such use shall have been prohibited for a period of the earlier of (i) the end of the prevailing Lease Term and (ii) three consecutive months.

          "Expiration  Date"  shall  mean the last day of the Lease Term or such
           ----------------
other date on which the Lease Term of this Lease may be terminated pursuant to the terms hereof.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          "FAA"  shall  mean, as the context requires, the United States Federal
           ---
Aviation Administration and/or the Administrator of the United States Federal Aviation Administration, or any person, governmental department, bureau, commission or agency succeeding to the functions of either of the foregoing.

          "Fair  Market  Value" shall have the meaning set forth in Section 8(c)
           -------------------                                      ------------
hereof.

          "Fair  Rental  Value"  shall  have  the  meaning  set forth in Section
           -------------------                                           -------
8(c)hereof.

          "GAAP"  shall  mean  generally  accepted  accounting  principles
           ----
consistently  applied  over the affected periods as in effect from time to time.

          "Governmental  Authority"  shall mean and include (a) the FAA; (b) any
           -----------------------
national, state, local or foreign government, or political subdivision thereof or local jurisdiction therein; (c) any board, commission, department, division, organ, instrumentality, court or agency of any entity described in (b) above, however constituted; and (d) any association, organization, or institution of which any entity described in (b) or (c) above is a member or to whose jurisdiction any such entity is subject or in whose activities any such entity is a participant but only (except for purposes of defining Law below) to the extent that any of the preceding clauses (a), (b), (c) and (d) hereof have jurisdiction over the Aircraft or its operations.

          "Guarantor(s)"  shall  mean,  collectively  or  individually,  as  the
           ------------
context requires, each guarantor from time to time of the obligations of Lessee under the Lease Documents, including, without limitation, Air Methods Corporation, a Delaware corporation, and MASI (and their respective successors and assigns).

          "Guaranty"  shall  mean  the Corporate Guaranty Agreement, dated as of
           --------
the date hereof, between the Guarantors and Lessor (as the foregoing may be amended, modified or supplemented as of the date hereof and from time to time).

          "Improvement"  shall  have the meaning set forth in Section 11 hereof.
           -----------                                        ----------

          "Indemnified  Party"  shall  have  the meaning set forth in Section 18
           ------------------                                         ----------
hereof.

          "Law"  shall  mean  and include (a) any statute, decree, constitution,
           ---
regulation,  order,  judgment  or other directive of any Governmental Authority;
(b) any treaty, pact, compact or other agreement to which any Governmental Authority is a party; (c) any judicial or administrative interpretation or application of any Law described in (a) or (b) above; and (d) any amendment or revision of any Law described in (a), (b) or (c) above.

          "Lease  Documents"  means  this  Lease,  each  Lease  Supplement,  the
           ----------------
Replacement Contract, the Purchase Agreement Assignments, the Guaranty, the Tax Indemnity Agreement, any management and/or operating affecting the Aircraft, the Purchase Documents, each and every sublease permitted by Lessor under this Lease and all documents related to such subleases, and each other document executed by Lessee hereunder or thereunder or in connection with the transactions contemplated hereby or thereby (as any or all of the foregoing may be amended, modified or supplemented as of the date hereof and from time to time).


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          "Lease  Supplement"  shall  mean  each  and  every  Lease  Supplement,
           -----------------
substantially  in  the  form  of  Exhibit  B hereto, which shall be entered into
                                  ----------
between Lessor and Lessee for the purposes of (a) leasing the Aircraft, and (b) setting forth the applicable terms of the Lease in effect with respect to the applicable Acceptance Date and Aircraft, pursuant to the provisions of this Lease. Each Lease Supplement shall (i) be consecutively numbered to correspond to each Acceptance Date, and (ii) incorporate by reference all of the provisions of this Lease Agreement, including, without limitation, any amendment thereto entered into subsequent to the applicable Acceptance Date.

          "Lease  Term" shall mean the Basic Term and the Renewal Term (if any).
           -----------

          "Lessee  Person"  shall  mean  Lessee  or  other  user  or  Person  in
           --------------
possession of any Aircraft, any Airframe, or any Engine, and any Affiliate, successor or assign of any of the foregoing (other than Lessor or any Affiliate, successor or assign of Lessor).

          "Lessor  Lien"  means  any Lien on an Airframe, any Engine or any Part
           ------------
arising as a result of (a) claims against or affecting Lessor or any of its Affiliates that are not related to the transactions contemplated by the Lease Documents, (b) any act or omission of Lessor or any of its Affiliates that is not related to the transactions contemplated by the Lease Documents or which is in violation of the terms hereof or (c) Taxes (including claims therefor) or other claims imposed on Lessor or any of its Affiliates (including the consolidated group of taxpayers of which Lessor is part) for which Lessee is not obligated to indemnify Lessor or such Affiliate hereunder.

          "Lien"  shall  mean any lien, mortgage, encumbrance, pledge, charge or
           ----
security  interest  of  any  kind.

          "Life  Limited  Components"  shall  mean,  with respect to any Part or
           -------------------------
Engine, any such item the maintenance of which is required under Applicable Law or by the Manufacturer thereof or another manufacturer (if other than of any Airframe) in its maintenance manuals or otherwise based on the hours, cycles or calendar time since the last overhaul or inspection, as appropriate, or other date of determination relating to the maintenance of the Aircraft or such Part or Engine in accordance with this Lease.

          "Maintenance  Program"  shall  mean  the  applicable  Manufacturer's
           --------------------
approved maintenance program (as approved by the FAA and Lessor) as in effect from time to time for the Aircraft encompassing scheduled maintenance, conditioned monitored maintenance and on-condition maintenance of any Airframe, any Engine and any Parts. Upon request by Lessor, a copy of such Maintenance Program shall be provided to Lessor.

          "Manufacturer"  shall  mean,  with  respect  to  any  Aircraft,  the
           ------------
manufacturer of such Aircraft, together with its successors and assigns, including, Eurocopter Deutschland GMBH and Beechcraft.

          "MASI"  shall  mean Mercy Air Service, Inc., a California corporation.
           ----


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          "Maximum  Aircraft  Cost  Amount"  shall mean an aggregate amount that
           -------------------------------
Lessor shall advance to purchase the Aircraft as set forth in the Lease Supplements.

          "Notice  of  Proposed Acceptance Date" shall mean a notice from Lessee
           ------------------------------------
to Lessor of the date, which shall be a Business Day, on which Lessee proposes that Lessor fund a portion of Aircraft Cost pursuant to this Lease.

          "Operative Documents" shall mean the Lease Documents, the Aeronautical
           -------------------
Bills of Sale, the Warranty Bills of Sale, the Purchase Documents and such other documents delivered in connection with this Lease and the Purchase Documents and the transactions contemplated hereby and thereby (as any or all of the foregoing may be further amended, modified or supplemented as of the date hereof and from time to time).

          "Parts"  means  any  and  all  Power Components, avionics, appliances,
           -----
units, components, parts, devices, instruments, appurtenances, accessories, furnishings, seats, and other equipment of whatever nature (other than Engine or engine and landing gear and temporary replacement parts that are duly replaced with permanent Parts as provided in Section 11 hereof), which may from time to
                                      ----------
time be incorporated or installed in or attached to any Airframe of any Aircraft or the Engines and spare parts delivered pursuant to the Purchase Agreement.

          "Permitted  Lien"  means a Lien permitted by the provisions of Section
           ---------------                                               -------
14  hereof.
--

          "Person"  means  any  individual,  corporation,  partnership,  joint
           ------
venture, association, joint stock company, trust, trustee(s) of a trust, unincorporated organization, or government or Governmental Authority, agency or political subdivision thereof.

          "Power  Components"  shall  have  the  meaning  set  forth  in Section
           -----------------                                             -------
4(c) hereof.
---

          "Prior  Lease  Documents"  shall  mean  that  certain  Aircraft  Lease
           -----------------------
Agreement, dated as of August 25, 1999, between Lessor and Air Methods Corporation, together with each other Lease Document as therein defined (as any or all of the foregoing may be further amended, modified or supplemented as of the date hereof and from time to time).

          "Process Agent" shall have the meaning set forth in Section 29 hereof.
           -------------                                      ----------

          "Purchase  Agreement" shall mean, individually or collectively, as the
           -------------------
context requires, (i) the Asset Purchase Agreement, dated as of March 23, 2000, among Seller, MASI and Lessee relating to certain the rotary wing Aircraft and
(ii) the Aircraft Purchase Agreement, dated as of April 25, 2000, between Sky Life relating to the fixed wing Aircraft (as the same may hereafter be amended, modified or supplemented from time to time expressly in relation to the Aircraft to the extent permitted by the Purchase Agreement Assignment and this Lease).


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          "Purchase  Agreement  Assignment(s)"  shall  mean  collectively  or
           ----------------------------------
individually, as the context requires, (i) the Purchase Agreement Assignment of even date herewith, between the Lessee, as assignor, and the Lessor, as assignee, and consented to by MASI and Seller relating to the Asset Purchase Agreement described therein and relating to the rotary wing Aircraft, and (ii) the Purchase Agreement Assignment of even date herewith, between the Lessee, as assignor, and the Lessor, as assignee, and consented to by Sky Life relating to the Aircraft Purchase Agreement described therein and relating to the fix wing Aircraft, (as either or both of the same may be amended, modified or supplemented from time to time).

          "Purchase  Documents" shall mean the Purchase Agreements, the Purchase
           -------------------
Agreement Assignments and consent related thereto, and each other document executed by Seller, MASI or a Lessee Person pursuant to this Lease or such other documents and the transactions contemplated hereby and thereby (as the same may be amended, modified or supplemented from time to time) relating to the purchase of the Aircraft .

          "Purchase  Option  Price"  shall have the meaning set forth in Section
           -----------------------                                       -------
8(b)  hereof.
---

          "Reference  Rate"  shall  mean  the relevant "Treasury Rate" as of the
           ---------------
date of determination which is the rate per annum equal to the yield for each of the U.S. Treasury Securities that matures nearest to the thirty-sixth (36th) monthly anniversary of the applicable Delivery Date determined as at the close of business on the first Business Day immediately preceding the date of determination under this Lease, as reported in The Wall Street Journal under the
                                               -----------------------
heading "Treasury Bonds, Notes & Bills" (and the subheading of "Ask Yld." under "Govt. Bonds & Notes") or if such report is unavailable, on page 119 ("U.S. Treasury and Money Markets") of the information ordinarily provided by Telerate Systems Incorporated. Such rate shall be set forth in each Lease Supplement as applicable.

          "Renewal Term" for the Aircraft shall mean twelve (12) monthly periods
           ------------
from and including the expiration date of the Basic Term to and including the day immediately preceding the eleventh (11th) anniversary of the Delivery Date.

          "Renewal  Term Rent" shall mean the Rent determined under Section 8(b)
           ------------------                                       ------------
hereof  and  payable  during  the  Renewal  Term.

          "Rent"  shall  mean  Basic  Rent,  Renewal  Term  Rent,  if  any,  and
           ----
Supplemental  Payments.

          "Rent  Payment  Date"  shall  mean the first day in each of the Rental
           -------------------
Periods.

          "Rental  Period"  shall  mean  each of the consecutive monthly periods
           --------------
throughout the Lease Term as in effect under this Lease, the first such period commencing on and including the Delivery Date and ending on the date immediately preceding the first monthly anniversary date of the Delivery Date thereafter, and each of the remaining monthly periods commencing on and including each monthly anniversary date of the Delivery Date and ending on the date immediately preceding the next succeeding monthly anniversary date of the Delivery Date.

          "Replacement"  has  the  meaning  set  forth  in  Section  11  hereof.
           -----------                                      -----------


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          "Replacement  Contract" shall mean that certain Assignment, Notice and
           ---------------------
Acceptance of Replacement Property Contract, of even date herewith, among Lessor, Lessee and Bank One Exchange Corporation (as the same may be amended, modified or supplemented from time to time).

          "Required  Alteration" has the meaning set forth in Section 11 hereof.
           --------------------                               ----------

          "Sky  Life"  shall  mean  SkyLife Aviation, L.L.C., a Missouri limited
           ---------
liability  company  and  an  affiliate  of  Seller.

          "Supplemental  Payments"  shall  mean  all  amounts,  liabilities  and
           ----------------------
obligations which Lessee assumes or agrees to pay hereunder to Lessor or others, including, without limitation, payments of Casualty Loss Value and indemnities, but excluding Basic Rent or Renewal Term Rent.

          "Tax"  shall  have  the  meaning  set  forth  in  Section  17  hereof.
           ---                                              -----------

          "Tax  Indemnitee"  shall  mean  and  include  Lessor and any Affiliate
           ---------------
thereof and any of their respective officers, directors, successors, assigns, agents and servants.

          "Tax  Indemnity  Agreement"  shall mean the Tax Indemnity Agreement of
           -------------------------
even date herewith, between Lessor and Lessee (as the same may be amended, modified or supplemented from time to time).

          "Taxing  Authority" shall mean any federal, state or local government,
           -----------------
political subdivision, or taxing authority in the United States of America, any government or taxing authority of or in any country or other taxing jurisdiction outside the United States of America, or any international taxing authority.

          "Transaction  Fee"  shall mean an amount equal to the sum set forth in
           ----------------
the first Lease Supplement which shall be paid by the Lessee to the Lessor on or before the Delivery Date.

          "Warranty  Bill  of  Sale"  shall  mean  each  Warranty  Bill of Sale,
           ------------------------
substantially  in  the  form of Exhibit C hereto relating to each Aircraft dated
                                ---------
each  Acceptance  Date  by  Seller  in  favor  of  Lessor.



     2.     AGREEMENT  FOR  PURCHASE  AND  LEASE  OF  AIRCRAFT; MAXIMUM FUNDING;
            --------------------------------------------------------------------
FUNDING  PROCEDURES.
--------------------

          (a) Lessor shall, subject to the satisfaction or waiver of the terms and conditions of this Lease and the other Lease Documents, advance funds to Seller on account of Lessee as provided in this Lease, to pay Aircraft Cost up to the Maximum Aircraft Cost Amount. Lessor shall have no obligation to advance funds in respect of the Aircraft Cost under this Section 2 or otherwise
                                                          ---------
in  excess  of  the  Maximum  Aircraft  Cost  Amount.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          (b) Lessor, subject to satisfaction or waiver of the conditions set forth in Section 21 hereof, including, without limitation, the satisfaction
              ----------
of the conditions in the Asset Purchase Agreement referred to in clause (i) of the definition of Purchase Agreement, and the concurrent acceptance hereunder by Lessee of the Aircraft, hereby agrees to accept delivery on the Delivery Date of the Aircraft from the Lessee and to lease the Aircraft simultaneously back to Lessee hereunder; and Lessee hereby agrees, expressly for the direct benefit of Lessor to lease on such Delivery Date from Lessor hereunder, the Aircraft, which shall have been accepted by Lessee hereunder as evidenced by the execution by Lessor and Lessee of the Lease Supplement leasing the Aircraft hereunder; provided, however, that Lessor and Lessee shall have no further obligation
--------   -------
hereunder with respect to the Aircraft if the Delivery Date shall not have occurred on or before the date hereof unless mutually agreed by Lessor and Lessee in writing.

          (c) Lessee agrees, on Lessor's request, to give a Notice of Proposed Acceptance Date (which shall be a Business Day) of each Acceptance Date three (3) Business Days prior to each proposed Acceptance Date.

          (d) The Delivery Date shall not extend beyond the date hereof and relating final funding under this Lease shall not extend beyond April 30, 2000, unless mutually agreed to by Lessor and Lessee in writing.

     3.     TERM.  The  Basic  Term  for  the  Aircraft  shall  commence  on the
            ----
Delivery Date, and, unless sooner terminated in accordance with the provisions of this Lease, shall end on the last day of the Basic Term. If Lessee elects to renew this Lease pursuant to Section 8(b) hereof, the Renewal Term shall
                                  -------------
commence on the last day of the Basic Term and end on the last day of the Renewal Term.

     4.     RETURN  OF  AIRCRAFT.
            --------------------

          (a)     Return.  If  Lessor  shall rightfully demand possession of the
                  ------
Aircraft pursuant to the terms of this Lease or Lessee shall otherwise be obligated hereunder to return the Aircraft to Lessor, Lessee shall, at its own expense, return the Aircraft equipped with the Engine or Engines duly installed thereon by delivering the same to Lessor at any airport in the continental United States as designated by Lessor. At the time of such return (i) all Airworthiness Directives and Manufacturer's mandatory service bulletins relating to the Aircraft shall have been performed, (ii) the Aircraft shall be owned by Lessor, free and clear of all Liens (other than any Lessor Lien), and shall be duly registered with the FAA, (iii) each fuel and oil tank shall contain the same quantity of fuel and oil as was contained in the fuel and oil tanks when the Aircraft was delivered to Lessee on the Delivery Date, or in the case of any differences in any such quantities, an appropriate adjustment shall be made by payment at the then current market price of fuel or oil, as the case may be, and
(iv)  the  Aircraft  shall  be in the condition required by Section 4(c) hereof.
                                                            ------------
Until  the  Aircraft is returned to Lessor as provided in this Section 4(a), all
                                                               ------------
of the provisions of this Lease shall continue in full force and effect and Lessee shall pay all the costs and expenses in connection with or incidental to the return of the Aircraft, including without limitation, Rent for the Aircraft as provided in Section 5 hereof.
                  ----------


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

               (b)     Manuals.  Upon  the return of the Aircraft, in accordance
                       -------
with  this  Section  4,  Lessee  shall  deliver to Lessor all Aircraft Documents
            ----------
required to be maintained with respect thereto under applicable rules and regulations of the FAA and any other Governmental Authority having jurisdiction. In the event any Aircraft Documents are missing or incomplete for operations during the Lease Term, Lessor shall have the right to cause such documents to be reconstructed at the expense of Lessee.

               (c)     Condition.  At the time of such return:  (i) the Aircraft
                       ---------
shall have had any distinctive marking of Lessee removed in a workmanlike manner at the expense of Lessee; (ii) the Aircraft shall be fully equipped and have installed thereon the Engine or Engines and any and all other Parts as were installed or incorporated in or attached to the Aircraft as of the applicable Acceptance Date (or such replacements therefor permitted by or required pursuant to the terms hereof); (iii) the Aircraft shall be duly certified as an airworthy aircraft by the FAA and shall be returned with a valid certificate of airworthiness issued under 14 C.F.R. Part 91 (including 91.401 et. seq. and 14 C.F.R. Part 135 (including 135.411 et seq.), as applicable, or its equivalent;
(iv) the Aircraft shall be in the condition and repair required to be maintained by Section 10 hereof, free of all corrosion and free and clear of all Liens and
    ----------
the rights of any third parties; and (v) Lessee shall return the aircraft on (A) a Computerized Maintenance Program approved by Lessor (CMP) or (B) any other standardized form of record keeping in accordance with accepted industry standard approved by Lessor, the applicable manufacturer's guidelines, if any, and regulations of applicable Governmental Authorities and of applicable Laws, in each case fully paid up to the return date with all transfer fees, if any, to be paid by the Lessee.

          At the time of such return, (i) Lessee shall have completed within thirty (30) days prior to the return, the next required inspection, or portion thereof not previously completed, (A) on each Airframe if such inspection is due within the next ninety (90) days, and if not in compliance with the recommended maintenance program for the applicable Engine, the next anticipated periodic inspection on such Engine and (B) on all power transmitting components then recommended within the next ninety (90) days by the applicable manufacturers, including, without limitation, on gear boxes, transmissions, propellers, drive shafts, rotor shafts, rotor hubs and rotor blades (collectively, the "Power
                                                                           -----
Components") and (ii) each Aircraft with all material component parts shall have
-----------
one half or more of the available operating hours and/or, as applicable, one half or more of the stated calendar time and cycles remaining until the next maintenance visit, overhaul or replacement (as applicable) as stated in the Code of Federal Regulations applicable to the FAA, and Manufacturer approved Maintenance Program under the auspices of 14 C.F.R. 91.409 et. seq. and
135.411  et.  seq.,  as  applicable,  or  its  equivalent.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          In the event that any Engine, Power Components or Aircraft does not meet the conditions set forth in the immediately preceding paragraph, Lessee shall pay Lessor an amount equal to the sum of (i) for such Engine, the product of: the then current estimated cost of the next mid-life inspection (including in such estimated cost, all required replacement of the Life Limited Components) multiplied by a fraction the numerator of which shall be the of (A) the actual number of hours of operation since the previous mid-life inspection, minus (B) fifty percent (50%) of total operating hours anticipated between mid-life inspections, and the denominator of which shall be the total operating hours anticipated between mid-life inspections, plus (ii) for such Engine, the product of: the then current estimated cost of the next anticipated major overhaul (including in such estimated cost, all required replacement of Life Limited Components and as specified by the Manufacturer and the engine manufacturer for such Engine and Power Components) multiplied by a fraction the numerator of which shall be the remainder of (A) the actual number of hours of operation since the previous major overhaul minus (B) fifty percent (50%) of the total operating hours anticipated between major overhauls and the denominator of which shall be the total operating hours anticipated between major overhauls, plus
(iii) the product of: the current estimated cost of the next scheduled major Airframe inspection (including in such estimated cost, all required replacement of Life Limited Components) multiplied by a fraction the numerator of which shall be the remainder of (A) the actual number of respective operating hours or months of operation since the previous major Airframe inspection, minus (B) fifty percent (50%) of the respective total operating hours or months of operation allowable between scheduled major Airframe inspection, and the denominator of which shall be the respective total operating hours or months of operation allowable between scheduled major Airframe inspections. All of the foregoing  shall  be  considered  Supplemental  Payments  and  shall be due upon presentation to Lessee of an invoice setting forth in reasonable detail the calculation of such amounts due including the names of all sources used for the required cost estimates. Should the sum of amounts calculated under the foregoing clauses (i), (ii) and (iii) result in an amount equal to or less than $0.00, Lessee shall have no payment obligation under this Section 4(c). Unless
                                                           ------------
both Lessor with Lessee agree to alternative source(s), the Manufacturer of any Engine, as specified by Lessor, shall be used as the source for all cost and Engine mid-life and overhaul estimates. Prior to the return of the Aircraft to Lessor, a ground evaluation and acceptance flight shall, if requested by Lessor, be conducted by Lessor or Lessor's designee with Lessee retaining operational control of the Aircraft during the acceptance flight, in accordance with procedures of the Manufacturer of the Aircraft designed for this purpose in order to determine whether or not the Aircraft is in the condition required by this Lease. All reasonable costs and expenses of any ground evaluation and acceptance flight shall be borne solely by Lessee.

               (d)     Overhaul.  Immediately  prior  to  the  return  of  the
                       --------
Aircraft at the expiration or termination of this Lease, Lessee, upon written request of Lessor received at least thirty (30) days in advance of such expiration or termination date, will arrange for each Airframe and Engine to be inspected and/or overhauled. Such inspection and/or overhaul shall be of the type customarily performed by a corporate operator similar to Lessee with similar airframes and engines and, except to the extent such costs are the responsibility of Lessee under paragraph (c)of this Section 4, Lessor shall pay
                                -------------        ---------
the  actual  costs  in  connection  with  such  inspections  and/or  overhaul.

               (e)     Condition  of  Interior  and  Airframe  Exterior.  Lessee
                       ------------------------------------------------
agrees that on the return of the Aircraft, the interior and exterior shall be in all respects clean and free of all items of personal property not belonging to Lessor (subject to ordinary wear, tear and use of the Aircraft). Lessor shall have the right to inspect the Aircraft upon or subsequent to the expiration of the prevailing Lease Term, and to require that Lessee take, at Lessee's expense, all steps necessary to comply with the requirements of this Section 4(e).
                                                                   -------------


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

               (f)     Injunctive  Relief.  The provisions of this Section 4 are
                       ------------------                          ---------
of the essence of this Lease, and upon application to any court of equity having jurisdiction in the premises, Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee set forth in this Section 4. For the avoidance of doubt, nothing in this Section 4(f)shall
      ----------                                               ------------
be  deemed  a  waiver  by  Lessee of its right to defend or object to any claim.

               (g)     Survival.  The  provisions  of  Section  4(a)  through
                       --------                        -------------
(f)hereof and all of the obligations of Lessee thereunder shall survive the expiration or earlier termination of this Lease, the prevailing Lease Term, and the return of the Aircraft.

          5.     RENT.
                 ----

               (a)     Rent.  (i)  Lessee  covenants and agrees to pay to Lessor
                       ----
the Rent as calculated under this Lease and as set forth in the Lease Supplements or other agreement executed and delivered pursuant to this Lease throughout the Lease Term, payable in consecutive installments, in advance, on each Rent Payment Date during the Lease Term.

                    (i) With respect to the Basic Term, the Basic Rent Factor shall be multiplied by the Aircraft Cost to determine the Basic Rent due on the applicable Rent Payment Date, and such factor shall be adjusted upward or downward and fixed on the applicable Acceptance Date as provided and evidenced in the Lease Supplements. Such Aircraft Cost shall be determined in the aggregate or with respect to each Aircraft in such manner as Lessor shall determine appropriate in consultation with Lessee based on the actual Delivery Dates of each Aircraft.

                    (ii) Renewal Rent (if applicable) shall be computed pursuant to Section 8(b) hereof and paid in accordance with this Lease on the
              -------------
applicable  Rent  Payment  Dates.

               (b)     Supplemental  Payments.  (a) Lessee also agrees to pay to
                       ----------------------
Lessor or to whosoever shall be entitled thereto all Supplemental Payments promptly as the same shall become due and owing, and in the event of any failure on the part of Lessee so to pay any such Supplemental Payment hereunder Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Rent. Lessee also shall pay to Lessor or to whosoever may be entitled thereto, on demand, as Supplemental Payment to the extent permitted by applicable Law, interest at the Default Rate as provided in Section 26 hereof.
                  -----------

               (c)     Method of Payment.  If the date that any payment of Basic
                       -----------------
Rent is due is not a Business Day the payment of Basic Rent otherwise payable on such date shall be payable on the next succeeding Business Day (unless that day falls in the next calendar month, in which case such payment shall be made on the first preceding Business Day). All payments of Rent required to be made by Lessee to Lessor hereunder shall be made in same day funds in lawful money of the United States, and shall be paid by Lessee by 12:00 noon (New York time) to the account at the place of payment set forth on Schedule B attached hereto (or
                                                  ----------
such other account at such other location as Lessor may designate in writing to Lessee for such purpose). Time is of the essence in connection with the payment of Rent


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          6.     NET  LEASE; LESSOR'S TITLE.  (a)  This Lease is a net lease and
                 --------------------------
Lessee acknowledges and agrees that Lessee's obligations hereunder, including, without limitation, its obligations to pay all Rent payable hereunder, shall be absolute and unconditional under any and all circumstances and shall be paid without notice or demand and without any abatement, reduction, diminution, setoff, withholding, defense, counterclaim or recoupment whatsoever, including, without limitation, any of the foregoing due or alleged to be due to, or by reason of, any past, present or future claims which Lessee may have against Lessor, the Manufacturer or the manufacturer of any Engine or Part thereof, or any other Person for any reason whatsoever; nor, except as otherwise expressly provided herein, shall this Lease terminate, or the obligations of Lessee be otherwise affected, by reason of any defect in the Aircraft or any such Part, the condition, design, operation or fitness for use thereof, any damage to, or any loss or destruction of, the Aircraft or any Part, unit or component thereof, any Liens or rights of others with respect to the Aircraft or any such Part, any prohibition or interruption of or other restriction against Lessee's use, operation or possession of the Aircraft or any such Part, for any reason whatsoever, or any interference with such use, operation or possession by any Person or entity, or by reason of any failure by Lessor to perform any of its obligations herein contained, or by reason of any other indebtedness or liability, howsoever and whenever arising, of Lessor, or of Lessee to any other Person, or by reason of any insolvency, bankruptcy or similar proceedings by or against Lessor, or Lessee, or for any other reason whatsoever, whether similar or dissimilar to any of the foregoing, any present or future law to the contrary notwithstanding; it being the intention of the parties hereto that the Rent payable by Lessee hereunder shall continue to be payable in all events and in the manner and at the times herein provided, without notice or demand, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease. Lessee hereby waives, to the extent permitted by applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease except in accordance with the express terms hereof. Without limiting any of Lessee's rights under the next sentence, each payment of Rent made by Lessee to Lessor shall be final and Lessee will not seek to recover any part of such payment from Lessor for any reason whatsoever, except for gross negligence or manifest error. Nothing in this Section 6 shall
                                                                 ---------
be construed to prevent Lessee, after complying with the terms hereof, from pursuing any claim it may have against Lessor or any other Person in such court of law or otherwise as Lessee may deem appropriate.

          (b) Title to the Aircraft shall at all times remain in Lessor and at no time during the Lease Term shall title be vested in Lessee. Lessee shall acquire no right, title or interest in or to the Aircraft, except the right to use the same.

          7.     EARLY  PURCHASE  OPTIONS.
                 ------------------------

          Provided that this Lease has not been terminated and that no Default or Event of Default shall have occurred and be continuing, Lessee shall have the option (the "Early Purchase Option") on the Rent Payment Dates set forth in the
              ---------------------
Lease  Supplements  to  purchase the Aircraft in accordance with this Section 7.
                                                                      ---------
If Lessee wishes to purchase all (but not less than all) of the Aircraft under this Section 7, it shall deliver to Lessor written notice of its intent to
      ----------


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
purchase the Aircraft (such purchase to be on an "as-is", "where-is" and "with all faults" basis, without any warranty whatsoever except with respect to title and freedom from Lessor Liens) not less than ninety (90) nor more than three hundred and sixty (360) days prior to the Rent Payment Date on which Lessee proposes to purchase the Aircraft. The purchase price (the "Early Purchase
                                                                  --------------
Option  Price")  for  the Aircraft shall be equal to the amount derived from the
--------------
percentages of Aircraft Cost set forth in the Lease Supplements (which shall in all events be greater than 10% of Aircraft Cost). After delivery of such notice, Lessee shall on or before the proposed purchase date deliver to Lessor, in cash or other funds immediately available, the Early Purchase Option Price plus applicable Taxes and other sums due under the Lease. If Lessee purchases the Aircraft pursuant to the terms of this Section 7, upon receipt by Lessor of
                                            ---------
the Early Purchase Price and all other amounts owed by Lessee hereunder, Lessor shall deliver to Lessee a bill of sale transferring title to the Aircraft from Lessor to Lessee without representation or warranty (as contemplated above) other than a warranty that since the Delivery Date, Lessor has not assigned, sold or transferred in whole or in part its title to the Aircraft and that such title is free and clear of all Lessor Liens. If Lessee fails or elects not to deliver its notice to exercise its Early Purchase Option as required by this
Section 7(a), Lessee shall deemed to have waived such option and the Lease shall
------------
continue  in  full  force  and  effect.

8.     END  OF  LEASE  RENEWAL  ANDPURCHASE  OPTION.
       --------------------------------------------

          (a)     Purchase  Option.  Provided  that  this  Lease  has  not  been
                  ----------------
terminated and that no Default or Event of Default shall have occurred and be continuing, on the last day of the Basic Term, Lessee shall have the option to purchase all (but not less than all) the Aircraft for a price (the "Purchase
                                                                        --------
Option  Price")  equal  to  the  Fair  Market  Value  as  determined  in Section
--------------                                                           -------
8(c)hereof.  If  Lessee  wishes  to purchase the Aircraft on the last day of the
----------
Basic Term, it shall deliver to Lessor written notice of its intent to purchase the Aircraft (such purchase to be on an "as-is", "where-is" and "with all faults" basis, without any warranty whatsoever except with respect to title and freedom from Lessor Liens) not less than ninety (90) days, nor more than three hundred sixty (360) days prior to the last day of the Basic Term. If Lessee elects to purchase the Aircraft, Lessee shall deliver to Lessor the Purchase Option Price, in cash (plus applicable Taxes and other sums due under the Lease), on or before the last day of the Basic Term. Upon receipt of the Purchase Option Price, Lessor shall deliver to Lessee a bill of sale transferring title to the Aircraft from Lessor to Lessee without representation or warranty (as contemplated above) other than a warranty that since the Acceptance Date, Lessor has not assigned, sold or transfer-red in whole or in part its title to the Aircraft, and that such title is free and clear of all Lessor Liens. If Lessee fails to deliver the Purchase Option Price to Lessor on the last day of the Basic Term, Lessee shall be deemed to have waived its right to exercise this purchase option.

          (b)     Renewal  Option.  Provided  that  this  Lease  has  not  been
                  ---------------
terminated and that no Default or Event of Default shall have occurred and be continuing, on the last day of the Basic Term, Lessee shall have the option to renew this Lease with respect to the Aircraft for the Renewal Term at a rent equal to the "Fair Rental Value" determined under Section 8(c)hereof which rent
                                                   ------------
shall be confirmed in writing in a Lease Supplement or an amendment to this Lease executed and delivered by Lessor and Lessee on or before the last day of the Basic Term. If Lessee wishes to renew this Lease on the last day of the


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

Basic Term, (i) Lessee shall deliver to Lessor written notice of its intent to renew this Lease not less than one hundred eighty (180) days prior to the last day of the Basic Term, and (ii) all terms of the Lease Documents shall continue in effect without change except (A) Lessee shall pay the Renewal Rent, in advance, commencing on the last day of the Basic Term and throughout the Renewal Term and (B) the Casualty Loss Values shall be and remain equal to the Casualty Loss Value in effect on and as of the last day of the Basic Term. If Lessee fails to comply with the requirements of this Section 8(b), Lessee shall be
                                                   ------------
deemed  to  have  waived  its  right  to  exercise  this  renewal  option.

     (c)     Determination  of  Fair  Market  Value  and  Fair  Rental  Value.
             ----------------------------------------------------------------
               (i)     "Fair  Market  Value" or "Fair Rental Value", as the case
                        -------------------      -----------------
may be, shall be determined on the basis of and shall be equal in amount to the value which would obtain in an arm's-length transaction between an informed and willing buyer-user or lessee-user (other than a used aircraft dealer) and an informed and willing seller or lessor under no compulsion to sell or lease, on the assumptions that: the Aircraft (A) is being sold free and clear of all Liens; (B) the Aircraft has been maintained in accordance with Section 10 of
                                                                   ----------
this Lease; and (C) the Aircraft is in the condition required upon the return of the Aircraft under Section 4 of this Lease. In such determination, costs of
                      ----------
return to the location designated by Lessor shall not be a deduction from such value(s).

               (ii) If the Lessor and Lessee have not agreed upon a determination of the Fair Market Value or Fair Rental Value of the Aircraft within thirty (30) days after one of the parties has requested such determination, that determination shall be made by a certified independent appraiser approved by both Lessor and Lessee, such approvals not to be unreasonably withheld; and failing such approval in good faith within forty-five
(45) days, by Lessor alone may select such an appraiser. The appraiser shall be furnished with a letter of instruction concerning the preparation of the appraisal, together with a copy of this Lease and the Supplements hereto and, to the extent available and relevant, related Lease Documents, purchase orders and/or invoices. The appraiser shall be instructed to make such determination within thirty (30) days following appointment. The determination made by the appraiser shall be final and binding on both Lessor and Lessee. The Lessee shall pay the fees and expenses of any appraisal.

     9.     USE  OF  AIRCRAFT;  COMPLIANCE  WITH  LAWS.  Lessee  agrees that the
            ------------------------------------------
Aircraft will be used and operated only (a) in its original configuration set forth in the Lease Supplements for which Lessee is duly authorized by the Aeronautics Authority, (b) in the manner set forth in, and in accordance with, the terms, conditions and provisions of the insurance policy or policies providing the coverages specified in Section 16 hereof, (c) in the United States
                                     ----------
and (d) on Lessee's request, in other countries which are approved in writing by Lessor prior to entry into such country. In no event shall Lessee use and operate the Aircraft, or permit the Aircraft to be used and operated, for any purpose for which the Aircraft is not designed or reasonably suitable, or in any fashion that may subject the Aircraft to any Liens, other than Permitted Liens, or in any area excluded from coverage by any such insurance policy or policies. Lessee further agrees that, unless the Lessee shall have received the prior written consent of the Lessor, the Aircraft will be used and operated solely in the conduct of Lessee's and its Affiliates' business and in compliance with all applicable Laws of any federal, state, local or foreign government or


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

Governmental Authority having jurisdiction with respect to the use, operation, maintenance, condition, airworthiness and occupancy of the Aircraft, and the use of any premises or facilities by the Aircraft, including without limitation, those of the Aeronautics Authority. Lessee will not load, use, operate, hangar or store the Aircraft, or permit the loading, using, operating, hangaring or storing of the Aircraft, negligently, abusively, improperly or in violation of this Lease or so as to void any of the insurance coverages respecting the Aircraft. Lessee shall procure and maintain in effect all licenses, certificates, permits, approvals and consents required by any Governmental Authority (including, without limitation, the Aeronautics Authority) in connection with the delivery, use, operation, maintenance, condition, airworthiness and occupancy of the Aircraft, and the use of any premises or facilities by the Aircraft. Except as otherwise expressly permitted by the terms of this Lease, the Aircraft will at all times be and remain in the possession and control of Lessee. Lessee will keep the Aircraft adequately protected at all times when not in use, and Lessee will not remove or permit the Aircraft to be removed from its home airport as specified in Schedule B attached
                                                             ----------
hereto for periods in excess of thirty (30) days without first giving Lessor written notice designating the contemplated location of the Aircraft and obtaining Lessor's written approval thereof (which consent shall not be unreasonably withheld or delayed) and Lessee will not permanently remove the
Aircraft, or permit the Aircraft to be permanently removed, from such home airport without Lessor's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. The Aircraft shall be operated only by duly licensed pilot operators currently certificated and qualified to operate the Aircraft by the Aeronautics Authority and by any other authority having jurisdiction therefor, and authorized by the terms of (in accordance with the provisions and requirements of) the insurance policy or policies providing the coverages specified in Section 16 hereof.
                               -----------

     10.     MAINTENANCE  OF  AIRCRAFT.  Lessee,  at  its sole cost and expense,
             -------------------------
shall cause the Aircraft to be maintained under the Maintenance Program, and shall service, repair, maintain and overhaul the Aircraft so as to (a) keep the Aircraft in as good operating condition as when inspected by Lessee on the Delivery Date, ordinary wear and tear from proper use thereof excepted, and (b) keep the Aircraft in such operating condition and state of maintenance as shall be in accordance with prevailing industry standards for an aircraft of the same type as the Aircraft and in accordance with the Aeronautics Authority and Manufacturer approved maintenance program, but in no event less than such operating condition and state of maintenance as may be necessary to satisfy the safety, maintenance and airworthiness requirements of the Aeronautics Authority and any other Governmental Authority, state or federal, foreign or domestic, having jurisdiction with respect thereto. Lessee covenants that in no event shall the Maintenance Program with respect to the Aircraft be inferior to, or of less quality than, its maintenance program with respect to any other aircraft of similar type owned or leased by Lessee. Lessee shall, at its cost and expense, comply with all applicable service, maintenance, repair and overhaul regulations, Airworthiness Directives and instructions of any Aeronautics Authority and all appropriate maintenance, service, repair and overhaul manuals and mandatory service bulletins published by the Manufacturer of the Airframes, Engines, accessories, equipment and Parts installed on the Aircraft; provided
                                                                        --------
that any mandatory service bulletins shall be performed at the next scheduled inspection to be performed on the Aircraft (such scheduled inspection not to exceed twelve (12) months from the previous scheduled inspection). All service, inspection, overhauls, maintenance, directives, repairs and improvements with


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
respect to or affecting the Aircraft shall be made and performed only by appropriately licensed, certificated and qualified personnel, in accordance with applicable standards of any Aeronautics Authority or any other such Governmental Authority having jurisdiction with respect thereto. At its own cost and expense, Lessee shall maintain in English all Aircraft Documents and other materials required by any Aeronautics Authority or by any other Governmental Authority to be maintained in respect of the Aircraft. Lessee agrees that the Aircraft will not be maintained, used or operated in violation of any applicable Law of any government or Governmental Authority having jurisdiction or in violation of any airworthiness certificate, license or regulations relating to the Aircraft issued by any such authority.

     11.     REPLACEMENT  OF  PARTS;  ALTERATIONS; MODIFICATIONS; AND ADDITIONS.
             ------------------------------------------------------------------
Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Part or Engine, provided,
                                                                       ---------
however,  that  Lessee  will,  at its own cost and expense, replace such Part or
-------
Engine or cause such Part or Engine to be replaced, as promptly as practicable. Lessee may, if essential to its operations, use or install temporary parts, accessories, devices or other equipment on or in the Aircraft consistent with its normal operations and applicable Law, provided that such temporary items
                                              --------
shall be replaced with a Part or Engine in compliance with this Lease as soon as possible. Any such Part, Engine, equipment or appliance shall immediately be and become the property of Lessor and part of the Aircraft and subject to the terms of this Lease. In case any part of the Aircraft is required to be altered or modified, or any equipment or appliance is required to be altered, added, replaced or modified on any Airframes or any Engine or in either case in order to comply with the Laws or Governmental Authority having jurisdiction over the Aircraft (a "Required Alteration") pursuant to Sections 9 or 10 hereof, Lessee
               -------------------               ----------------
agrees to make such Required Alteration at its own expense. Any such Required Alteration shall immediately be and become the property of Lessor and part of the Aircraft and subject to the terms of this Lease. All Parts or Engines incorporated or installed in or attached to any Airframe or any Engine in connection with servicing, repairing, maintaining and overhauling the Aircraft pursuant to the requirements hereof (a "Replacement") shall be considered
                                              -----------
accessions to such Airframe or the Engine or Enginess, as the case may be, and shall immediately, without further act, be and become the property of Lessor and part of the Aircraft and subject to the terms of this Lease. Lessee shall purchase any Part or Engine to be replaced, altered or modified pursuant to this
Section  11  in the name of Lessor.  Such Part or Engines shall have a value and
-----------
utility, useful life, maintenance status (assuming maintenance is then in compliance with this Lease) and good operating condition at least equal to the Parts or Engine(s) being replaced (without regard to temporary Parts or Engines referred to above) and be free and clear of all Liens (other than Permitted Liens). Lessee shall, upon the reasonable request by Lessor, deliver to Lessor a legal opinion in form and substance satisfactory to Lessor stating that title and ownership to such Required Alteration or Replacement have been duly conveyed to Lessor under applicable Law and any security interest of Lessor therein has been perfected under applicable Law. Lessee may, without the prior written consent of Lessor, affix or install any Part on any Airframe or any Engine or install any Engine on such Airframe, or make any improvement or addition thereto other than a Required Alteration or Replacement (an "Improvement"); provided
                                                         -----------    --------
that such Improvement is readily removable without causing material damage (Lessee shall repair at its expense any damage caused by such removal) to such Airframe or such Engine prior to the return of the Aircraft to Lessor or impairing the value, utility or condition which such Airframe or Engine would have had if such Improvement had not been so affixed or installed. Lessee may at any time during the Lease Term remove such removable Improvement at its own expense without causing at any time during the term material damage to any Airframe or any Engine; provided that Lessee shall repair any damage caused by
                          --------


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
such removal, and upon such removal title thereto shall, without further act, vest in Lessee free and clear of all Lessor Liens. In addition, Lessee may, without the prior written consent of Lessor, remove any Part that Lessee in the proper conduct of its business determines to be obsolete or no longer suitable or appropriate for use on any Airframe or any Engine; provided that no such
                                                           --------
removal materially impairs the value, utility, useful life or condition which such Airframe or Engine would have had if such removal had not been made and Lessee shall repair any damage caused by such removal. Lessee shall not modify the Aircraft (including any Airframe and any Engine) without the prior written consent of Lessor.

     12.     REGISTRATION;  DELIVERY;  RECORDATION;  INSIGNIA  AND  INSPECTION.
             -----------------------------------------------------------------

          (a) Lessee shall cause the Aircraft to be registered and shall maintain the registration of the Aircraft with the Aeronautics Authority pursuant to all applicable Laws in the United States in the name of Lessor as owner and shall not register or permit the registration of the Aircraft in any other name or under the laws of any other country. Lessee shall promptly provide Lessor with evidence of such registration, filing and recordation. Lessee agrees promptly to furnish Lessor such information as may be required to file any reports required to be filed by Lessor with any Governmental Authority as a result of Lessor's ownership of the Aircraft.

          (b) Upon the sale of the Aircraft to Lessor by Lessee, on or prior to the Delivery Date, Lessor may accept title to the Aircraft and the Bill of Sale therefor from the Lessee. On the Delivery Date, Lessor and Lessee shall inspect the Aircraft and Lessee shall execute the Certificate of Acceptance evidencing Lessee's acceptance of the Aircraft and accept delivery of the Aircraft at the location set forth in the Lease Supplement applicable to the Delivery Date. On the Delivery Date, the Aircraft shall be registered with the FAA in the name of Lessor, as owner.

          (c) Lessee agrees, at its own cost and expense, to place such insignia, plates or other identifications on any Airframe and, if practicable, on any Engines indicating Lessor's title thereto and Lessor's interest therein, as Lessor may from time to time reasonably request; and in any event Lessee will cause to be affixed to and maintained on the Airframes, in a location adjacent to and not less prominent than the airworthiness certificate for the Aircraft is required to be displayed under FAA regulations, and on such Engine, a plate bearing the following legend in English:

          "PROPERTY  OF  AND  LEASED  FROM  C.I.T.  LEASING  CORPORATION".

Except  as  above  provided,  Lessee will not allow the name of any Person to be placed  on  any  Airframe  or  on  any  Engine  as  a  designation that might be interpreted  as  a  claim  of ownership;  provided, however, that the Lessee may
                                          --------  -------
cause any Airframe to be lettered or otherwise marked in an appropriate manner for convenience of identification of the interest of the Lessee therein.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          (d) At all reasonable times upon notice, Lessor shall, at Lessor's cost, have the right to inspect the Aircraft and the Aircraft Documents of Lessee pertaining thereto where located, which shall be at the home base airport for the Aircraft. Lessor shall not however have any duty to make such inspection and shall not incur any liability or obligation by reason of not making any such inspection.

     13.     ASSIGNMENT  AND  SUBLEASING.
             ---------------------------

          (a)     By  Lessee.  Lessee  shall not assign this Lease or any rights
                  ----------
in or to the Aircraft or sublease or otherwise relinquish possession of any Airframe or any Engine or install any Engine, or permit any Engine to be installed, on any airframe other than such Airframe without the prior written consent of Lessor, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that Lessee may, without the prior consent of
              --------   -------
Lessor deliver any Airframe or any Engine to the Manufacturer or any other applicable manufacturer thereof for testing or other similar purposes or to any approved maintenance provider for service, repair, maintenance or overhaul work on such Airframe or Engine or for alterations or modifications in or additions to such Airframe or Engine to the extent required or permitted by the terms hereof. Any attempted assignment or sublease not otherwise expressly permitted hereby shall be void and of no effect, unless Lessor first shall have consented thereto in writing. Lessor's consent to an assignment in any one or more instances shall not impose any obligation upon Lessor to consent to any other or further assignments. Lessor's consent to an assignment shall not release Lessee from any obligations with respect to this Lease unless expressly so stated in the written consent. Any sublease or assignment permitted by Lessor shall be evidenced by documentation which shall be in form and substance reasonably satisfactory to Lessor. Any administrative, credit, appraisal, legal or other processing costs incurred by Lessor in connection with any sublease or assignment or proposed sublease or assignment, including, without limitation, costs to determine the creditworthiness and acceptability of any sublessee, assignee and sublease or assignment, and legal fees and expenses incurred by Lessor, shall be for the account of Lessee and payable on demand by Lessor as a Supplemental Payment. Each such sublease and assignment and all rights and benefits thereof, including, without limitation, any rents, casualty values and other proceeds and products thereof, shall be fully assignable to Lessor without consent of the sublessee or assignee.

          (b)     By  Lessor.  All  rights  of Lessor hereunder may be assigned,
                  ----------
pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part (but subject always to the rights of Lessee under this Lease) to any Person; provided that such assignment, pledge, mortgage, transfer or disposition
        --------
shall in no way impair Lessee's rights and interests in the Aircraft and this Lease. Lessor shall give Lessee notice of any such assignment, and Lessee shall acknowledge receipt thereof in writing, and Lessee shall execute and deliver such further documents and instruments in connection with such assignment as shall be reasonably requested by Lessor.

     14.     LIENS.  Lessee  will  not  directly  or  indirectly  create, incur,
             -----
assume or suffer to exist any Lien on or with respect to the Aircraft, Airframe, any Engine, or any Part thereof Lessor's title thereto, or any interest therein, except (i) the respective rights of Lessor and Lessee as provided in this Lease,
(ii) the rights of Persons under agreements and arrangements to the extent permitted by the terms of Sections 11 and 13, (iii) Lessor Liens, (iv) Liens for
                          ------------------


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

Taxes being contested by Lessee in good faith by appropriate proceedings in accordance with Section 17(e) hereof, and (v) materialmen's, mechanics',
                  --------------
workmen's, repairmen's, employee's, storage or other like Liens arising in the ordinary course of business, for amounts the payment of which is either not yet delinquent or being contested by Lessee in good faith by appropriate proceedings and where, in Lessor's opinion, there is no danger of the sale, forfeiture or loss of the Aircraft, Airframe or any Engine or any Part, unit or component thereof. Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep the Aircraft, all Airframes and Engines free and clear of, and to duly discharge or eliminate or bond in a manner satisfactory to Lessor, any such Lien not excepted above if the same shall arise at any time. Lessee will notify Lessor in writing promptly upon becoming aware of any tax or other Lien that shall attach to the Aircraft, Airframe or any Engine, and of the full particulars thereof.

     15.     LOSS,  DAMAGE  OR  DESTRUCTION.
             ------------------------------

          (a)     Risk  of  Loss,  Damage or Destruction.  Lessee hereby assumes
                  --------------------------------------
all risk of loss, damage, theft, taking, destruction, confiscation, requisition or commandeering, partial or complete, of or to the Aircraft, however caused or occasioned, such risk to be borne by Lessee with respect to the Aircraft from and including the Delivery Date, and continuing until the Aircraft has been returned to Lessor in accordance with the provisions of Section 4 hereof.
                                                               ---------
Lessee agrees that no occurrence specified in the preceding sentence shall impair, in whole or in part, any obligation of Lessee under this Lease, including, without limitation, the obligation to pay Rent.

          (b)     Payment  of  Casualty Loss Value Upon an Event of Loss.  If an
                  ------------------------------------------------------
Event of Loss occurs with respect to the Aircraft or any Airframe at any time after the date hereof and until the Aircraft shall have been returned to the Lessor in accordance with Section 4 hereof, Lessee shall promptly give Lessor
                             ---------
written notice thereof and shall, not later than the earlier of the date (a) three (3) days following the date of receipt of proceeds of insurance with respect to such Event of Loss and (b) on such date designated by Lessee occurring on or before the date ninety (90) days after the date of such Event of Loss, either (x) substitute an airframe for such Airframe in accordance with the provisions of the succeeding paragraph of this Section 15(b)and substitute an
                                                  -------------
engine for the Engine, if any, with respect to which such Event of Loss occurred on the date of substitution of said airframe pursuant to the terms of this Lease, provided, that, notwithstanding anything herein to the contrary, Lessee
        --------   ----
must  either  (A)  substitute an airframe in accordance with this Section 15 for
                                                                  ----------
such Airframe on or prior to the last day of the calendar year on which such Event of Loss occurs or (B) agree to indemnify Lessor for all costs, losses and expenses (including but not limited to the loss of any tax benefits) incurred directly or indirectly by Lessor in connection with the substitution of such Airframe after the last day of the calendar year on which such Event of Loss occurs, or (y) pay to Lessor on the Rent Payment Date next following the date of such Event of Loss (i) all past-due Rent, and (ii) the Casualty Loss Value of the Aircraft. Upon payment in full of the amount specified in Section 15(b)(y)
                                                                ----------------
above,  plus all Supplemental Payments then due and payable by Lessee hereunder,
(1) the obligation of Lessee to pay Basic Rent hereunder shall terminate, (2) the prevailing Lease Term shall end, and (3) Lessor will transfer to Lessee, without recourse, representation or warranty (except as set forth in Section 19
                                                                      ----------
hereof with respect to title and Lessor Liens), all of Lessor's right, title and interest in and such Airframe and Engine (if any) with respect to which such Event of Loss occurred, as well as all Lessor's right, title and interest in and to any Engine constituting part of the Aircraft but not installed thereon when such Event of Loss occurred.


                                       Air Methods 2000 Aircraft Lease Agreement
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
     In the event of a substitution of an airframe pursuant to the preceding paragraph, Lessee shall purchase in the name of Lessor or cause to be conveyed to Lessor, as replacement for such Airframe, title to an identical type of airframe, free and clear of all Liens other than any Permitted Liens and having a value, utility and remaining useful life at least equal to, and being in as good operating condition as, such Airframe, assuming that such Airframe was of the value, utility and remaining useful life and in the condition and state of repair required by the terms hereof immediately prior to the occurrence of such Event of Loss, and if such Event of Loss also occurred with respect to any Engine, Lessee shall duly convey or cause to be conveyed to Lessor, in replacement for such Engine with respect to which such Event of Loss occurred, title to one engine with respect to which such Event of Loss has occurred of the same or an improved make, model and manufacturer suitable for installation and use on the Airframe, free and clear of all Liens other than any Permitted Liens, having a value and utility at least equal to, and being in as good operating condition as, the Engine with respect to which such Event of Loss occurred, assuming that the Engine was in the condition and state of repair required by the terms hereof immediately prior to the occurrence of such Event of Loss. In either case, as applicable, prior to or at the time of any such conveyance, Lessee, at its own expense, will promptly (i) furnish Lessor with a bill of sale in form and substance satisfactory to Lessor, with respect to such replacement airframe or engine, as the case may be, (ii) cause supplements or amendments hereto, in form and substance satisfactory to Lessor, subjecting such replacement airframe or engine, as the case may be, to this Lease, to be duly executed by Lessee, (iii) furnish Lessor with such evidence of the condition of such replacement airframe or engine, as the case may be, and of compliance with the insurance provisions of Section 16 hereof with respect to the replacement
                               ----------
airframe or engine as Lessor may reasonably request, (iv) deliver to Lessor a legal opinion in form and substance satisfactory to Lessor stating that the title and ownership to such replacement airframe or engine have been conveyed to Lessor under applicable Law and any security interest is protected under applicable Law, and (v) take such other action as Lessor may reasonably request in order that such replacement airframe or engine, as the case may be, be duly and properly titled in Lessor and leased hereunder to the same extent as the Airframe or the Engine replaced hereby. Upon full compliance by Lessee with the terms of this paragraph, Lessor will transfer to Lessee without recourse, representation or warranty, express or implied, of any nature whatsoever (except as set forth in Section 19 hereof with respect to the title and Lessor Liens),
                  ----------
and on an "as-is, where-is" basis, all of Lessor's right, title and interest in and to the Airframe, Engine with respect to which such Event of Loss occurred, and such Airframe or Engine shall thereafter no longer be an "Airframe" or an "Engine" (as the case may be) as defined herein. Thenceforth, for all purposes hereof, such replacement airframe or such replacement engine shall be deemed the "Airframe" or an "Engine" (as the case may be) as defined herein and part of the same Aircraft as was the Airframe or the Engine.

          (c)     Event  of  Loss  with  Respect  to  any  Engine.  Upon  each
                  -----------------------------------------------
occurrence of an Event of Loss with respect to any Engine only and not to any Airframe, Lessee shall give Lessor prompt written notice thereof and shall, as promptly as possible and in any event within thirty (30) days after the occurrence of such Event of Loss, duly convey or cause to be conveyed to Lessor, as replacement for such Engine, title to another engine of the same or an improved make, model and manufacture as the Engine with respect to which such


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

Event of Loss occurred, free and clear of all Liens other than any Permitted Liens, and having a value and utility at least equal to, and being in as good operating condition as the Engine with respect to which such Event of Loss occurred, assuming that such Engine was in the condition and repair required by the terms hereof immediately prior to the occurrence of such Event of Loss; and, upon such conveyance, Lessee, at its own expense, will promptly (i) furnish Lessor with a bill of sale, in form and substance satisfactory to Lessor, with respect to such replacement engine, (ii) cause a supplement hereto, in form and substance satisfactory to Lessor, subjecting such replacement engine to this Lease, to be duly executed by Lessee, (iii) furnish Lessor with such evidence of the condition of such replacement engine, and of compliance with the insurance provisions of Section 16 hereof with respect to such replacement engine as
                -----------
Lessor may reasonably request and, (iv) furnish Lessor with a legal opinion, in form and substance satisfactory to Lessor, stating that title and ownership have been duly conveyed to Lessor under applicable Law and as to such other matters of applicable Law as Lessor may reasonably request, and (v) take such other action as Lessor may reasonably request in order that title to such replacement engine is duly conveyed to Lessor and that such replacement engine has been validly subjected to this Lease to the same extent as the Engine replaced thereby. Upon full compliance by Lessee with the terms of this paragraph (c), Lessor will transfer to Lessee without recourse, representation or warranty, express or implied, of any nature whatsoever (except as to title and freedom from Lessor Liens) and on an "as-is, where-is" basis, Lessor's title to the Engine with respect to which such Event of Loss occurred, and such Engine shall thereafter no longer be an "Engine" as defined herein. Thenceforth, for all purposes hereof, such replacement engine shall be deemed an "Engine" as defined herein and part of the Aircraft.

          (d)     Application of Other Payments Upon Event of Loss. Any payments
                  ------------------------------------------------
(including, without limitation, insurance proceeds) received at any time by Lessor or by Lessee from any insurer, Governmental Authority or other party or insurer (except Lessee) as a result of the occurrence of an Event of Loss will be applied as follows: (i) (except as provided in Section 16 hereof) any such
                                                     ----------
payments received at any time by Lessee shall be promptly paid to Lessor for application pursuant to the following provisions of this Section 15(d); (ii) if
                                                          -------------
any such payments are received with respect to any Airframe (or the Airframe and any Engine then installed thereon) that has been or is being replaced pursuant to Section 15(b), so much of such payments as shall not exceed the cost of any
    --------------
replacement  Airframe,  Engine  to  be purchased pursuant to Section 15(b)hereof
                                                             -------------
shall be applied for payment of (or to reimburse Lessee for its payment of) such replacement Airframe, Engine; (iii) if any such payments are received with respect to any Airframe (or the Airframe and any Engine then installed thereon) that have not or are not being replaced pursuant to Section 15(b)so much of such
                                                    -------------
payments as shall not exceed the amount of the Casualty Loss Value required to be paid by Lessee pursuant to Section 15(b)hereof shall be applied in reduction
                               -------------
of Lessee's obligation to pay such amounts, if not already paid by Lessee, or, if already paid by Lessee, shall be applied to reimburse Lessee for its payment of such amounts unless an Event of Default shall have occurred and be continuing; (iv) if any such payments are received with respect to any Engine that has been or is being replaced pursuant to Section 15(c), so much of such payments as shall not exceed the cost of any replacement Engine or Engines to be purchased pursuant to Section 15(c)hereof shall be applied for payment of (or to
                      -------------
reimburse Lessee for its payment of) such replacement Engine or Engines, unless an Event of Default shall have occurred and be continuing; and (v) the balance, if any, of such payments remaining thereafter shall be paid to Lessee, unless an Event of Default shall have occurred and be continuing.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

     16.     INSURANCE.
             ---------

          (a)     Public  Liability  and  Property  Damage  Liability Insurance.
                  -------------------------------------------------------------
Lessee, at its own expense, shall maintain in effect comprehensive third party aircraft liability insurance against bodily injury and property damage losses arising from ground, flight and taxiing exposures, including, but not limited to, passenger legal liability, cargo liability (with a sublimit of $300,000), contractual liability and products liability insurance, during the Lease Term in an amount not less than $30,000,000 for any one accident, or series of accidents arising out of any one occurrence, with respect to the Aircraft and Items of Equipment. Such policy shall include war and allied risks in accordance with standard market practice. Any such liability insurance policy may be subject to a deductible in an amount not to exceed the greater of $50,000 or five percent (5%) of the insured hull value per occurrence or such lesser amount as shall be equivalent to the industry standard for aircraft of the same type operated by businesses similarly situated to Lessee. All such policies shall be maintained in effect with insurers and/or reinsurers of recognized reputation and responsibility, reasonably satisfactory to Lessor but in no event having a rating in Best's Insurance Guide and Key Ratings of less than "A, VIII". Any policies of insurance carried in accordance with this Section 16 and any
                                                              ----------
policies taken out in substitution or replacement for any of such policies shall: (i) name Lessor (including its successors, assigns, officers, directors, agents and employees for purposes of this Section 16) and any other Indemnified
                                           ----------
Party  (each  sometimes  called  an  "additional  insured"  in this Section 16),
                                      -------------------           ----------
together with any of their respective successors and assigns, as additional insureds; (ii) provide that in respect of the interests of Lessor and any Indemnified Party such policies of insurance shall insure Lessor and such Indemnified Party regardless of any breach or violation of any warranty, declarations or conditions contained in such policies by Lessee; (iii) provide that if the insurers cancel such insurance for any reason whatever, or the same is allowed to lapse for nonpayment of premium, or if there is any material change in policy terms and conditions, such cancellation, lapse or change shall not be effective until thirty (30) days after receipt by Lessor and any Indemnified Parties of written notice from such insurers of such cancellation, lapse or change (ten (10) days for non-payment of premiums and with respect to war risk insurance, such shorter period of seven (7) days or as shall be customary on the London market for such insurance in such area of the world);
(iv) provide that any additional insured, including Lessor nor any Indemnified Party, shall have any responsibility for any premiums, commissions or calls in connection with such insurance; (v) waive any right of the insurer to any setoff, counterclaim or other deduction, whether by attachment or otherwise, in respect of any liability of Lessor or any additional insured; (vi) provide that the issuer shall waive any rights of subrogation against Lessor or any other additional insured to the extent that Lessee has waived its rights in this Agreement; (vii) include at a minimum the geographic limits, if any, of all territories over which the Aircraft will be operated; (viii) provide that any reinsurance policy required under this Agreement shall, to the extent applicable, contain a standard "cut through clause" for the benefit of Lessor and the other additional insureds; and (ix) provide that all payments shall be made in United States Dollars. Each liability policy shall (A) be primary without right of contribution from any other insurance which is carried by Lessor and (B) expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          (b)     Insurance  Against Loss or Damage to the Aircraft.  Lessee, at
                  -------------------------------------------------
its own expense, shall maintain in effect with insurers and/or reinsurers of recognized reputation and responsibility reasonably satisfactory to Lessor but in no event having a rating in Best's Insurance Guide and Key Ratings of less than "A, VIII": (i) all-risk ground and flight aircraft hull insurance covering the Aircraft (including taxiing exposures); (ii) all-risk coverage with respect to Engines (including any spare engine), Parts or Landing Gear while removed from the Aircraft; and (iii) war risk and hijacking (including political/non-political hijacking and acts of terrorism) coverages, including, but not limited to, coverage against government confiscation, expropriations, nationalization or seizure, including the government of registry (if other than the United States). All such insurance shall be in full force and effect throughout any geographical areas at any time over which the Aircraft will be operated, shall be payable in Dollars in the United States and shall be in the amount of the applicable Casualty Loss Value (based on the Aircraft Cost for each set forth in the applicable Schedule to this Lease) which is the agreed value between Lessor and Lessee. Any hull insurance carried in accordance with this Section 16 shall not contain any provision for self-insured amounts or a
      -----------
deductible, provided that such insurance may be subject to a deductible which does not exceed $50,000 per occurrence. Each Engine, after removal, shall be insured for not less than of the greater of (C) the applicable Casualty Loss Value which is the agreed value between Lessor and Lessee and (D) the amount necessary to obtain a replacement Engine meeting the requirement of Section
                                                                         -------
15(c)  hereof  under a ground risks policy reasonably acceptable to Lessor.  Any
----
policies  carried  in  accordance  with  this  Section 16:  (1) shall be primary
                                               ----------
without right of contribution from any other insurance which is carried by each additional insured, including Lessor or any Indemnified Party, with respect to the Aircraft; (2) shall provide that if such insurance is canceled or materially changed for any reason whatsoever, or the same is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to each additional insured, including Lessor or any Indemnified Party, for thirty (30) days (ten (10) days for non-payment of premiums and, with respect to war risk insurance, seven (7) days or such shorter period as shall be customary on the London market for such insurance in such area of the world) after receipt by Lessor and any Indemnified Party of written notice from such insurers of such cancellation or lapse or material change in policy terms and conditions; (3) shall provide that partial losses of less than $50,000 shall be adjusted by and payable to Lessee (so long as no Default or Event of Default has occurred and is continuing hereunder), but that in the event of a greater loss than $50,000 the entire insurance shall be adjusted by Lessee and Lessor and payable as provided below; (4) shall provide that in respect of the interest of each additional insured, including Lessor or any Indemnified Party, in such policies the insurance shall insure Lessor or such Indemnified Party regardless of any breach or violation of any warranties, declarations or conditions contained in such policies by Lessee or any other Person; (5) shall waive any rights of set off, counterclaim or deduction, whether by attachment or otherwise, and all rights of subrogation against Lessor, and any Indemnified Party, together with their respective successors, assignors, agents, officers, employees and servants; (6) shall provide that neither Lessor nor any additional insured or other Indemnified Party shall have any liability for any premiums, commission or calls in connection with such insurance; (7) to the extent of reinsurance, if applicable, includes a cut-through provision permitting additional insured including Lessor and any Indemnified Party to file claims and to obtain payment directly from the reinsurers under the reinsurance policies; and (8) subject to clause (3) above, shall name Lessor as sole loss payee for
                      ----------
the account of all interests with respect to all insurance proceeds up to the amount of the Casualty Loss Value.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          Lessor is not under any duty or obligation to verify the existence or adequacy of any insurance.

          Lessee may obtain or maintain additional hull insurance on the Aircraft, over and above the Casualty Loss Value hereunder, provided that it does not adversely affect the coverage required to be maintained hereunder; and Lessee shall be the sole loss payee with respect to such insurance.

          (c)     Application  of Proceeds in an Event of Loss of Aircraft.  All
                  --------------------------------------------------------
insurance payments received from policies maintained by Lessee as the result of the occurrence of an Event of Loss shall be applied as follows: If such payments are received with respect to any Airframe and the Engines installed thereon, Lessor and Lessee shall proceed diligently and cooperate fully with each other in the recovery of any and all proceeds of insurance applicable thereto, and such insurance proceeds shall be paid to Lessor in an amount equal to the Casualty Loss Value.

          (d)     Application  of  Proceeds  in the Absence of an Event of Loss.
                  -------------------------------------------------------------
As between Lessor and Lessee, insurance payments with respect to any property damage to the Aircraft or any Part thereof not constituting an Event of Loss with respect thereto will be applied in payment repairs or for replacement property in accordance with the terms of Sections 10 and 11 hereof, if not
                                               ------------------
already paid by Lessee (or to reimburse Lessee for such repairs or replacements already paid by Lessee), and any balance remaining after compliance with such Sections with respect to such loss shall be paid to Lessee or as otherwise directed by Lessee. Any amount which is payable to Lessee under this Section 16
                                                                      ----------
shall not be paid to Lessee if at the time of such payment a Default or an Event of Default shall have occurred and be continuing, but shall be held by Lessor as security for the obligations of Lessee under this Lease and such amount shall be paid to Lessee at such time as there no longer exists any Default or Event of Default.

          (e)     Reports,  Etc.  Lessee's  insurance  underwriters  shall  be
                  --------------
required to advise Lessor in writing promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft. Not less than two (2) Business Days prior to the Delivery Date, and thereafter on or prior to each renewal or replacement by Lessee of the insurance required hereby, Lessee will furnish to Lessor one or more original certificates each executed and delivered by an insurance underwriters appointed by Lessee and approved by Lessor (which approval shall not be unreasonably withheld) and other proper evidence of endorsement of Lessor on the insurance policies required to be maintained under this Section 16, which together shall describe in reasonable
                         ----------
detail insurance carried on the Aircraft and shall certify that the insurance then maintained on the Aircraft complies with the terms of this Lease. Lessee will cause each such approved insurance underwriters to agree to advise Lessor in writing at least thirty (30) days (seven (7) days or such lesser period as may from time to time be applicable in the case of any war risk and allied perils coverage) prior to the non-renewal, termination or cancellation by the underwriters for any reason (including, without limitation, failure to pay the premium therefor) of any such insurance or as soon as possible in respect of "non-renewal" or automatic termination for war risk. Not less than five (5) Business Days before the expiration or termination date of any insurance required hereunder, Lessee will provide Lessor with telexed or telecopied confirmation from Lessee's insurance brokers certifying that renewal certificates of insurance evidencing the renewal or replacement of such insurance pursuant to the provisions of this Section 16 will be issued on the
                                                ----------
termination  date  of the prior certificate of insurance coverage.  Within seven
(7) days after such renewal, Lessee will furnish to Lessor a certificate of such insurance coverage from such insurance broker.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          (f)     Lessor's  Additional  Insurance.  Lessor, at its option and at
                  -------------------------------
its  sole  expense, may obtain insurance with respect to the Aircraft; provided,
                                                                       --------
that no such insurance shall have the effect of suspending, impairing, defeating, invalidating or rendering unenforceable or reducing, in whole or in part, the coverage of or the proceeds payable under any insurance required to be provided and maintained by Lessee pursuant to this Section 16. Lessee shall
                                                       ----------
have  no  right  to any proceeds of any insurance policies maintained by Lessor.

          (g)     Lessee's  Additional  Insurance.  Lessee, at its option and at
                  -------------------------------
its sole expense, may obtain additional insurance with respect to the Aircraft; provided, that no such insurance shall have the effect of suspending, impairing,
--------
defeating, invalidating or rendering unenforceable or reducing, in whole or in part, the coverage of or the proceeds payable under any insurance required to be provided and maintained pursuant to this Section 16. Lessor shall have no right
                                         ----------
to any proceeds of any insurance policies maintained by Lessee except as provided in the Lease Documents.

     17.     GENERAL  TAX  INDEMNIFICATION.
             -----------------------------

          (a) Lessee agrees that all payments by Lessee in connection with the transactions contemplated by this Lease shall be free of all withholdings of any nature whatsoever (including, without limitation, withholding taxes, monetary transfer fees, or similar taxes and charges), and in the event any withholding is required, Lessee shall pay the same together with such additional amount as is required so that each such payment shall be, under any circumstances and in any event, in the amount as set forth or referred to herein. Lessee shall pay, and shall hold each Tax Indemnitee harmless from liability for, any and all sales, use, business, gross or net income, personal property, license, documentation, transfer, fuel, leasing, occupational, value added, excess profits, excise, gross or net receipts, franchise, stamp, environmental and other taxes, levies, imposts, withholdings, charges, fees, assessments or duties of any nature, together with any penalties, fines, additions to tax or interest thereon imposed by any Federal, state or local government or taxing authority in the United States, or by any foreign country or any taxing authority or subdivision thereof ("Taxes"), upon or with respect
                                                   -----
to, based upon or measured by the Aircraft or any Part thereof or interest therein, or the manufacture, purchase, financing, refinancing, ownership, delivery, leasing, subleasing, registration, possession, use, location, operation (including, without limitation, landing and take-off), return, replacement, storage, transfer of title, acceptance or other disposition thereof, or the rentals, receipts or earnings arising therefrom (including, without limitation, the Rent) or otherwise with respect to or in connection with the transactions contemplated by this Lease or the other Operative Documents, and any out-of-pocket costs and expenses attributable to any of the foregoing incurred by any Tax Indemnitee; provided, however, that Lessee shall have not
                                   --------  -------
such obligation with respect to (i) Taxes (other than sales, use, rental, value added and similar taxes) imposed by the Federal government of the United States upon or with respect to, based on or measured by, the net income of any Tax Indemnitee; (ii) Taxes which are net income, capital, net worth, franchise, or


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
similar conduct of business taxes which are imposed on any Tax Indemnitee by any state or local taxing authority in the United States; (iii) Taxes imposed as a result of a voluntary transfer or other disposition by Lessor of the Aircraft or any Part thereof or interest therein, unless such transfer or other disposition occurs by reason of exercise of Lessor's remedies under this Lease after occurrence of a Default or an Event of Default; (iv) Taxes imposed as a direct and primary result of any Tax Indemnitee's gross negligence or willful misconduct; and (v) Taxes imposed as a result of Lessor's failure to file any Tax report or return in a timely or proper manner (provided Lessee has complied with Section 17(b)hereof).
      --------------

          (b)     Reports.  In  case  of  any  report  or return to be made with
                  -------
respect to any obligation of Lessee under this Section 17 or arising out of this
                                               ----------
Section  17, Lessee will either (i) make such report or return in such manner as
-----------
will show the ownership in Lessor of the Aircraft, and send a copy of such report or return to the relevant Tax Indemnitee or (ii) notify such Tax Indemnitee of such requirement and make such report or return in such manner as shall be satisfactory to such Tax Indemnitee. Lessee shall, at its expense, duly file all required reports and returns respecting all Taxes paid or indemnified against by Lessee pursuant to Section 17(a)to the extent Lessee is
                                            -------------
permitted  to do so; provided, however, that if the same must be filed by an Tax
                     --------  -------
Indemnitee, Lessee will advise such Tax Indemnitee of the necessity of filing the same and, in sufficient time before the same are due, furnish such Tax Indemnitee with a completed copy thereof and funds in the amount required to be submitted, together with any additional information and records relating thereto as such Tax Indemnitee may reasonably request. Lessee shall hold such Tax Indemnitee harmless from and against any liabilities, obligations, losses, damages, penalties, claims, actions, suits and costs arising out of any insufficiency or inaccuracy in any information in such report or return filed or supplied by Lessee. Lessee shall make available to such Tax Indemnitee such other information and records as are maintained by Lessee regarding the location, operation or use of the Aircraft. If any Tax Indemnitee reasonably requests additional information relating to any Part or the operation, use or location thereof, Lessee shall make available such other information and records as it maintains in the course of its business.

          (c)     After-Tax  Nature of Indemnity.  (i)  Lessee agrees that, with
                  ------------------------------
respect to any indemnity payment under this Lease, including, without limitation, this Section 18, such indemnity payment shall include any amount
                   -----------
necessary to hold each Tax Indemnitee harmless on an after-tax basis from all Taxes required to be paid by such Tax Indemnitee with respect to such indemnity payment under the laws of any Federal, state or local government or taxing authority in the United States, or under the laws of any taxing authority or subdivision of a foreign country.

               (ii)     For purposes of this Section 17(c), calculations made on
                                             -------------
an after-tax basis shall be made assuming the maximum statutory rates applicable to the recipient for the relevant year, after taking into account deductions attributable to the imposition of other taxes (such as state and local taxes), which would similarly be calculated on the basis of the maximum statutory rates for which such deduction was available for the applicable year.

          (d)     Payment of Taxes and Indemnities.  Lessee shall, to the extent
                  --------------------------------
permissible, pay all Taxes directly and shall reimburse each Tax Indemnitee for all Taxes paid or payable by such Tax Indemnitee within ten (10) days of receipt of written notice that reimbursement for such amount is due. Lessee shall pay all indemnities and other amounts due hereunder within five (5) days of receipt of written notice that reimbursement for such amount is due.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          (e)     Contest.  If  a  written  claim  is  made  against  any  Tax
                  -------
Indemnitee  for  any  Taxes  for  which  Lessee  is  responsible  under  Section
                                                                         -------
17(a)hereof,  such Tax Indemnitee shall promptly notify Lessee;  provided, that,
----                                                             --------
the failure to provide such notice shall not affect Lessee's obligations hereunder to such Tax Indemnitee unless such failure shall preclude the contest of such claim. If reasonably requested by Lessee in writing within 30 days after such notification, and upon determination that the amount of the claim exceeds $25,000 and that the action to be taken will not, in the sole opinion of Lessor, result in any material danger of sale, forfeiture or loss of, or the creation of any Lien on the Aircraft or any interest therein (or in the event of such material danger of sale, forfeiture, loss or lien, Lessee shall have not obtained a bond satisfactory to Lessor in Lessor's sole discretion), such Tax Indemnitee shall upon receipt of an indemnity reasonably satisfactory to it at the sole expense of Lessee (including, without limitation, all reasonable costs, expenses, losses, legal and accountant's fees and disbursements, penalties and interest) in good faith contest the validity, applicability or amount of such Taxes by in such Tax Indemnitee's sole discretion (i) resisting payment thereof;
(ii) not paying the same except under protest, if protest is necessary and proper; and (iii) if payment is made, using reasonable efforts to obtain a refund thereof in appropriate administrative or judicial proceedings; provided,
                                                                       --------
however,  that  such  Tax Indemnitee shall not be required to take any action to
-------
contest a claim unless (x) Lessee provides an opinion of tax counsel of nationally recognized standing selected by Lessee and reasonably satisfactory to such Tax Indemnitee, to the effect that there is a reasonable basis under the standard set forth in ABA Formal Opinion 85-352 or any successor thereto in law and fact for contesting such proposed adjustment (which opinion shall be obtained at Lessee's sole cost and expense), (y) in the event that the subject matter of the contest is of a continuing nature and has previously been decided adversely pursuant to the contest provisions of this Section 17(e)by the highest
                                                     -------------
court  to  which  an  appeal  was  taken,  there  has  been  a change in the law
(including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) after such claim shall have been so previously decided and such Tax Indemnitee shall have received an opinion of independent tax counsel selected by such Tax Indemnitee, which opinion shall be obtained at Lessee's sole expense, to the effect that, as a result of such change it is (at least) as likely as not that the position which such Tax Indemnitee or Lessee, as the case may be, will assert in any contest of such Tax would prevail, and (z) prior to the commencement of any contest, Lessee shall have delivered to such Tax Indemnitee a written acknowledgment of its obligation to fully indemnify Lessor to the extent the contest is not successful. Any contest required pursuant to the preceding sentence shall, at the option of such Tax Indemnitee, be conducted by such Tax Indemnitee or Lessee in the name of Lessee or such Tax Indemnitee. If any contest involves payment of the Tax in question, Lessee shall either make such payment directly to the appropriate authority or advance to such Tax Indemnitee sufficient funds (on an interest-free basis) to make such payment.

          If a Tax Indemnitee shall obtain an actual refund or credit of all or any part of any Taxes paid by Lessee, such Tax Indemnitee shall pay to Lessee the amount of such refund or credit (taking into account any tax savings resulting therefrom), net of expenses not already paid or reimbursed by Lessee, and any interest fairly attributable thereto plus an amount equal to the Tax savings realized by such Tax Indemnitee as a result of any payment to Lessee pursuant to this paragraph; provided, however, that such amount shall not be
                                --------  -------


                                       Air Methods 2000 Aircraft Lease Agreement
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payable  before Lessee makes all payments and indemnities to such Tax Indemnitee then due hereunder; and, provided further, however, that the aggregate amount of
                         -------- -------  -------
all payments with respect to any Taxes made by such Tax Indemnitee pursuant to this sentence shall not exceed the aggregate amount of all payments made by Lessee to such Tax Indemnitee pursuant to this Section 17 with respect to such
                                                 ----------
Taxes.

          Notwithstanding anything to the contrary herein, (x) if a Default or Event of Default shall have occurred and be continuing, Lessee shall not be entitled, and no Tax Indemnitee shall be obligated, to commence or to continue any contest hereunder and (y) in no event shall a Tax Indemnitee be required to appeal an adverse judicial decision to the United States Supreme Court.

          Lessee shall not be deemed to be in default under any of the indemnification provisions of this Section 17 while it or a Tax Indemnitee
                                       -----------
diligently  prosecutes  such  contest  pursuant  to  this  Section  17(e).
                                                           --------------

          Nothing  contained  in  this  Section  17(e)shall  require  any  Tax
                                        --------------
Indemnitee  to  contest  or  permit  Lessee  to  contest  a claim which it would otherwise be required to contest pursuant to this Section 17(e) if such Tax Indemnitee shall waive payment by Lessee of any amount that might otherwise be payable by Lessee under Section 17(a)by way of indemnity in respect of such
                            --------------
claim.

          (f)     Affiliated Group.  The terms "Lessor" and "Tax Indemnitee" for
                  ----------------
purposes  of  this Section 17 shall include the affiliated group of corporations
                   ----------
and each member thereof (within the meaning of Section 1504 of the Code) of which Lessor or a Tax Indemnitee is or shall become a member if such group shall file a consolidated United States Federal income tax return.

          (g)     Survival.  The provisions of this Section 17 shall survive the
                  --------                          ----------
expiration  or  termination  of  this  Lease.

     18.     GENERAL INDEMNITIES.  (a)  Lessee hereby assumes liability for, and
             -------------------
does hereby agree, whether or not any of the transactions contemplated hereby are consummated, to indemnify, protect, save, defend, and hold harmless each of Lessor and its respective officers, directors, stockholders, successors, assigns, agents and servants (but excluding the Manufacturer), (each such party being herein, for purposes of this Section 18, called an "Indemnified Party") on
                                                          -----------------
an after-tax basis from and against any and all obligations, fees, liabilities, losses, damages, penalties, claims, demands, actions, suits, judgments, costs and expenses, including legal expenses, of every kind and nature whatsoever ("Loss") imposed on, incurred by, or asserted against any Indemnified Party, in
------
any way relating to or arising out of (a) the manufacture, construction, ordering, purchase, acceptance or rejection, ownership, titling or retitling, registration or re-registration, delivery, leasing, releasing, possession, use, operation, maintenance, storage, removal, return, sale or other disposition of the Aircraft, or any portion thereof (including without limitation any Airframe and any Engine) and, including, without limitation, any of such as may arise from (i) loss or damage to any property or death or injury to any person, (ii) patent or latent defects in the Aircraft (whether or not discoverable by Lessee or any Indemnified Party), (iii) any claims based on strict liability in tort, and (iv) any claims based on patent, trademark or copyright infringement, or (b) this Lease, the Operative Documents or any failure on the part of Lessee to perform or comply with any of the terms of this Lease or the other Operative Documents to which it is a party.


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
          (b) Notwithstanding the preceding paragraph (a), Lessee shall not be obligated to make any payment by way of indemnity to any Indemnified Party in respect of (i) any Loss of such Indemnified Party which results from or arises out of the gross negligence or willful misconduct of such Indemnified Party,
(ii) any Loss arising out of and relating to the period after the return of the Aircraft in accordance with the terms of this Lease, (iii) any Loss which arises from the creation or existence of Lessor Liens, (iv) any Loss which relates to any sale, pledge, mortgage, assignment, transfer or other disposition (whether voluntary or involuntary) by such Indemnified Party of any interest of such Indemnified Party in the Aircraft, any Airframe, any Engine or any Part other than a transfer or disposition in connection with an Event of Default under
Section  23  hereof, the exercise of remedies pursuant to Section 24 hereof or a
-----------                                               ----------
transfer  or disposition pursuant to Section 8 hereof effected solely by Lessor,
                                     ---------
(v) any Tax (it being understood that Section 17 hereof and the Tax Indemnity Agreement provide for Lessee's liability with respect to Taxes), and (vi) any Loss which constitutes expenses that such Indemnified Party shall have expressly agreed in this Lease or any agreement relating hereto or thereto by which such Indemnified Party is expressly bound to bear without right of reimbursement.

          (c) Lessee shall give each Indemnified Party prompt notice of any occurrence, event or condition known to Lessee as a consequence of which any Indemnified Party may be entitled to indemnification hereunder. Lessee shall forthwith upon demand of any such Indemnified Party reimburse such Indemnified Party for amounts expended by it in connection with any of the foregoing or pay such amounts directly. If any Indemnified Party shall obtain a repayment of any indemnified amount paid by Lessee, such Indemnified Party shall promptly pay to Lessee the amount of such repayment together with the amount of any interest received by such Indemnified Party on account of such repayment.

          (d)     Subject to the provisions of Section 18(c)hereof, Lessee shall
                                               -------------
pay  directly  to  each  Indemnified Party all amounts due under this Section 18
                                                                      ----------
within five (5) days of the receipt of written notice by Lessee from such Indemnified Party that such payment is due.

          (e)     On  the  Expiration  Date,  Lessee  shall  be subrogated to an
Indemnified Party's rights in any matter with respect to which Lessee has actually reimbursed such Indemnified Party for amounts expended by it or has actually  paid  such  amounts directly pursuant to this Section 18.  In case any
                                                        ----------
action, suit or proceeding is brought against any Indemnified Party in connection with any claim indemnified against hereunder, such Indemnified Party will, promptly after receipt of notice of the commencement of such action, suit or proceeding, notify Lessee thereof, enclosing a copy of all papers served upon such Indemnified Party. Lessee may, and upon such Indemnified Party's request will, at Lessee's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted or defended by counsel selected by Lessee and reasonably satisfactory to such Indemnified Party and in the event of any failure by Lessee to do so, Lessee shall pay all costs and expenses (including, without limitation, reasonable attorney's fees and expenses) incurred by such Indemnified Party in connection with such action, suit or proceeding. Lessor agrees that no claim which is indemnifiable hereunder shall be compromised or settled without the prior written consent of Lessee, which consent shall not be unreasonably withheld.


                                       Air Methods 2000 Aircraft Lease Agreement
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
          (f) Lessee agrees that, with respect to any payment or indemnity hereunder, such payment or indemnity shall include any amount necessary to hold the Indemnitee harmless on an after-tax basis from all Taxes required to be paid by such Indemnified Party with respect to such payment or indemnity under the laws of any Federal, state or local government or Taxing Authority in the United States, or under the laws of any Taxing Authority or governmental subdivision of a foreign country. For purposes of this Section 18(f), calculations made on an
                                          -------------
after-tax basis shall be made assuming the maximum statutory rates applicable to the recipient for the relevant year, after taking into account deductions attributable to the imposition of other taxes (such as state and local taxes), which would similarly be calculated on the basis of the maximum statutory rates for which such deduction was available for the applicable year.

          (g)     The indemnities contained in this Section 18 shall continue in
                                                    ----------
full force and effect notwithstanding the expiration or other termination of this Lease, and are expressly made for the benefit of and shall be enforceable by each Indemnified Party.

     19.     NO  WARRANTIES.  LESSOR NOT BEING THE MANUFACTURER OR VENDOR OF THE
             --------------
AIRCRAFT, ANY AIRFRAME OR ANY ENGINE OR ANY PART, MAKES NO REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE AIRCRAFT, ANY AIRFRAME OR ANY ENGINE, ITS MERCHANTABILITY, DURABILITY, SUITABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, AIRFRAME OR ANY ENGINE, OR THE CONFORMITY OF THE AIRCRAFT, ANY AIRFRAME OR ANY ENGINE TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER RELATING THERETO, AND LESSOR HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY (WHICH DISCLAIMER LESSEE HEREBY ACKNOWLEDGES). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSOR SHALL NOT BE LIABLE OR RESPONSIBLE FOR ANY DEFECTS, EITHER PATENT OR LATENT (WHETHER OR NOT DISCOVERABLE BY LESSEE), IN THE AIRCRAFT, ANY AIRFRAME OR ANY ENGINE, OR FOR ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR
PROPERTY RESULTING THEREFROM, OR FOR LESSEE'S LOSS OF USE OF THE AIRCRAFT, AIRFRAME OR ANY ENGINE OR FOR ANY INTERRUPTION IN LESSEE'S BUSINESS CAUSED BY LESSEE'S INABILITY TO USE THE AIRCRAFT, AIRFRAME OR ANY ENGINE FOR ANY REASON WHATSOEVER. NOTWITHSTANDING THE FOREGOING, Lessor represents, warrants and covenants to Lessee that (i) it has full power and authority to enter into and perform this Lease and the other Lease Documents to which it is a party, (ii) the execution, delivery and performance of this Lease and the other Lease Documents to which it is a party have been duly authorized by all necessary action on the part of Lessor, do not require any stockholder approval or approval or consent of any trustee or holders of any debt or other obligations of Lessor, and do not contravene any provision of any applicable Law, governmental rule, regulation or order, the by-laws or other constituent documents of Lessor or any indenture, mortgage, contract or other material


                                       Air Methods 2000 Aircraft Lease Agreement
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
agreement or instrument to which Lessor is a party or by which it or any of its assets may be bound or affected, (iii) this Lease constitutes the valid and legally binding obligation of Lessor enforceable against Lessor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (iv) on the Delivery Date it will have such good and marketable title to the Aircraft as it receives from the Manufacturer free and clear of all Lessor Liens and (v) so long as Lessee performs each and every covenant to be performed by it hereunder, Lessor or anyone claiming by or through Lessor shall not interfere with Lessee's quiet enjoyment and use of the Aircraft. So long and only so long as no Event of Default shall have occurred and be continuing, and so long and only so long as the Aircraft shall be subject to this Lease and Lessee shall be entitled to possession of the Aircraft hereunder, (i) Lessor authorizes Lessee, at Lessee's expense, to assert for Lessor's account, all rights and powers of Lessor under any manufacturer's, vendor's or dealer's warranty with respect to the Aircraft, any Airframe, any Engine, and any part thereof, and (ii) Lessor hereby, to the extent permitted by any such manufacturer's, vendor's or dealer's warranty, assigns such warranty to Lessee, and Lessee may in its own name seek to enforce the same against any manufacturer, vendor or dealer; provided, however, that
                                                         --------  -------
Lessee shall indemnify, protect, save, defend and hold harmless Lessor from and against any and all claims, and all costs, expenses, damages, losses and liabilities incurred or suffered by Lessor in connection therewith, as a result of, or incident to, any action by Lessee pursuant to the foregoing authorization or assignment.

     20.     FINANCIAL  INFORMATION;  NOTICE
             -----------------------  ------

          (a)  From  the  date  of  execution of this Lease and during the Lease
Term, Lessee agrees to furnish to Lessor such information as Lessor may reasonably request at any time concerning the Lessee and its affairs, including, without limitation, (i) all reports and filings made with any Governmental Authority pursuant to the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, (ii) within ninety (90) days after the end of each fiscal quarter, all consolidated quarterly unaudited financial statements of Lessee and its subsidiaries (including balance sheets and statements of cash flows) prepared by Lessee in accordance with GAAP and certified by Lessee's chief financial officer as fairly presenting the financial condition of Lessee and its subsidiaries as of the end of such quarterly period, and (iii) all audited consolidated financial statements of Air Methods Corporation ("Air Methods"), the ultimate parent of Lessee as at such end of
               ------------
each fiscal year certified by Air Methods' independent public accountants of recognized standing (all of the foregoing to be in form, substance and scope, and with satisfactory unqualified opinions of Air Methods' accountants, as Lessor may reasonably require).

          (b) Lessee shall promptly, and in any event within ten (10) days, give Lessor notice of any Default or Event of Default and actions Lessee intends to take in relation thereto.

     21.     CONDITIONS  PRECEDENT.  The  obligation  of Lessor to purchase from
             ---------------------
Lessee and lease the Aircraft to Lessee is subject to the following conditions precedent having been complied with to the satisfaction of, or waived in writing by, Lessor on or before the applicable Acceptance Date (each document, instrument, certificate, opinion or other paper referred to below to be in form and substance reasonably satisfactory to Lessor):


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
          (a)     The  following  documents set forth in this Section 21(a)shall
                                                              -------------
(x) have been duly authorized, executed and delivered by the respective party or parties thereto on the Delivery Date; (y) an executed copy of each of the following documents shall have been delivered to Lessor on the Delivery Date; and (z) be in full force and effect on all Acceptance Dates:

               (i) a certified copy of the Purchase Agreement and related documents;

               (ii) this Lease;

               (iii)of the Assignment of Purchase Agreement together with the related consent executed by the Seller and MASI;

               (iv) a legal opinion of each of (A) special FAA counsel to Lessor, and (B) counsel to Lessee;

               (v) a Lease Supplement appropriately completed (and Lessor shall possess the "original" thereof);

               (vi) the Tax Indemnity Agreement;

               (vii) Aeronautical Bills of Sale executed by the Lessee in favor of Lessor with respect to each Aircraft;

               (viii) FAA form Applications for Registration executed by Lessor with respect to each Aircraft;

               (ix) the Warranty Bill of Sale executed by the Seller;

               (x) the Certificate of Acceptance and all acceptance documents relating to each Aircraft to be executed and delivered in connection with the Purchase Agreement;

               (xi) UCC-1 Financing Statements executed by Lessee in favor of the Lessor and filed in the appropriate jurisdictions with appropriate agencies in the State of Delaware, the State of Missouri, the State of Illinois, the State of Colorado and other states reasonably requested by Lessor;

               (xii) to the extent requested by Lessor, evidence of the acceptance by CT Corporation, New York, New York, of its appointment as agent to receive service of process in New York on behalf of Lessee;

               (xiii)  such   agreements   regarding  the  payment  of  proceeds
constituting the Aircraft Cost as Lessor may request;


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
               (xiv) an amendment to the Prior Lease Documents providing for cross defaults to the Lease Documents (as defined herein) and certain technical corrections in form and substance satisfactory to Lessor and Lessee; and

               (xv) such other documentation as Lessor may reasonably require.

          (b) Lessor shall have received the following:

               (i) on the Delivery Date, evidence satisfactory to Lessor confirming that this Lease has been duly filed with the FAA;

               (ii) on each Acceptance Date, copies of all necessary consents or approvals from any Governmental Authority or such other Person as to the transactions contemplated by this Lease;

               (iii) on each Acceptance Date, evidence that Lessee has obtained such licenses, operator's certificates or other documents from each appropriate Governmental Authority as may be required to operate the Aircraft under applicable Law, including, without limitation, approval by the FAA of Lessee's Maintenance Program for the Aircraft;

               (iv) on the Delivery Date, a copy of the Articles of Incorporation of Lessee, Seller and MASI and a copy of resolutions of the Board of Directors of Lessee, Seller and MASI duly authorizing the execution, delivery and performance by Lessee, Seller and MASI of each of the Lease Documents, to which it or they may be a party, and each other document required to be executed and delivered by Lessee, in accordance with any provisions under the Lease Documents;

               (v) on the first Delivery Date, a certificate signed by a duly authorized officer of Lessee certifying that (i) the copies of the Articles of Incorporation of Lessee, and (ii) the resolutions of the Board of Directors of Lessee, are true and correct as of the such date, and such certificate shall be in form and substance acceptable to Lessor, executed by Lessee;

               (vi) on each Acceptance Date, a certificate signed by a duly authorized officer of Lessee, dated such Acceptance Date, to the effect that (i) the representations and warranties of Lessee contained in Section 22 hereof are
                                                           ----------
true and correct on and as of such date as though made on and as of such date, and all authorizations and approvals of, giving of notice to, and filings and recordings with, all Governmental Authorities and authorities which may be conditions to the validity or enforceability of this Lease, or Lessee's performance of the terms thereof have been duly accomplished; and (ii) no Default or Event of Default has occurred and is continuing or would result from the lease of the Aircraft hereunder;


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
               (vii) on the first Delivery Date and each other Acceptance Date as Lessor may request, a current certificate of existence of Lessee;

               (viii) On each Acceptance Date, a Lease Supplement applicable to such date (and Lessor shall possess the "original" thereof);

               (ix) on each Acceptance Date, (A) the Basic Rent payable under this Lease shall have been paid when due on the applicable Rent Payment Date and
(B) all transaction costs due and owing pursuant to Section 34 hereof shall have
                                                    ----------
been paid in full; and

               (x) on the first Delivery Date, the Transaction Fee (which fee has been paid);

               (xi) on each Acceptance Date, a Notice of Proposed Acceptance Date appropriately completed;

               (xii) on each Acceptance, such other documents and evidence with respect to Lessee as Lessor or its counsel may request in order to establish the consummation of the transactions contemplated by this Lease, the taking of all corporate proceedings in connection therewith and compliance with the conditions herein or therein set forth;

          (c) On each Acceptance Date, the following statements shall be correct, and Lessor shall have received evidence reasonable satisfactory to it to the effect that:

               (i) Lessor has good and legal title to the Aircraft free and clear of all Liens other than Permitted Liens;

               (ii) the Aircraft has been duly certified by the Aeronautics Authority as to type and airworthiness;

               (iii) the Aircraft has been duly registered with the FAA in the name of Lessor as owner;

               (iv) the representations and warranties of Lessee contained herein shall be true and correct on and as of the Acceptance Date as though made on and as of the Acceptance Date;

               (v) all authorizations and approvals of, giving of notice to, and filings and recordings with, all regulatory bodies and authorities which may be conditions to the validity or enforceability of this Lease or Lessee's performance of the terms hereof have been duly accomplished;


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
               (vi) no event shall have occurred and be continuing which constitutes a Default or an Event of Default under this Lease;

               (vii) there shall not have occurred, on or after the date hereof and on or prior to the Acceptance Date, any amendment or proposed amendment having an effective date or proposed effective date on or prior to any Acceptance Date to any Law which would cause Lessor to have tax liability greater than assumed in any tax or other indemnity agreement between Lessor and Lessee set forth in this Lease or otherwise;

               (viii) there has not occurred in Lessor's reasonable judgment, any material adverse change in the business, assets, property, prospects or condition (financial or otherwise) of Lessee since the date of this Lease;

               (ix) the Aircraft shall have both (x) a distress value on such Acceptance Date, and (y) an anticipated residual value on the Expiration Date satisfactory to Lessor in its sole discretion.

     (d) On the Delivery Date, Lessor shall have received the following items in a in form and substance reasonable satisfactory to it:

               (i) An appraisal and other evidence of the fair market value or the distress value with respect to the Aircraft, satisfactory to Lessor;

               (ii) (A) A duly executed independent insurance and/or reinsurance broker's report, together with (B) certificates of insurance and/or reinsurance from such broker and (C) loss payable endorsements, each satisfactory to Lessor, as to the due compliance with the terms of Section 16 hereof relating to
                                               -----------
liability,  hull all-risk and hull war  insurance with respect to the Aircraft.

               (iii) All approvals and consents of any trustee or holder of any indebtedness or obligation of Lessee which are required in connection with any of the transactions contemplated by the Operative Documents shall have been duly obtained and evidence thereof shall have been delivered to Lessor; all appropriate action, if any, required to have been taken in connection with any of the transactions contemplated by the Operative Documents by the Aeronautics Authority and each other Governmental Authority having jurisdiction shall have been taken, and Lessee shall have furnished to Lessor copies of all governmental approvals required for the execution, delivery and performance of this Lease, any other Operative Documents to which Lessee is a party and the transactions contemplated hereby and thereby;

               (iv) Confirmation that no change shall have occurred after the date of this Lease in applicable Law and no change in circumstances shall have occurred and no fact or condition shall exist which, in the reasonable opinion of Lessor, would make it illegal under applicable Law for Lessor to lease the Aircraft to Lessee; and


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
               (v) All closing conditions, if any, set forth in the other Operative Documents shall have been satisfied.

          (e) On each Acceptance Date, Lessor shall have received a fully executed Warranty Bill of Sale from Lessee, reasonably satisfactory to Lessor.

     22.     LESSEE'S  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.  Lessee
             ------------------------------------------------------
covenants, agrees, represents, warrants and covenants to Lessor as of each Acceptance Date and Rent Payment (except representations relating solely to an earlier date) that:

          (a) Lessee is a corporation duly organized, validly existing and in good standing under the Laws of the State of Missouri, and is registered, licensed or otherwise certificated or duly authorized by all appropriate authorities of the United States to engage in air transportation and is duly qualified or otherwise authorized to do business in all jurisdictions in which it intends to operate the Aircraft, except for jurisdictions where failure to so qualify or obtain authorization would not in the aggregate have a material adverse effect on the business of Lessee and would not involve any danger of the sale, forfeiture or loss of the Aircraft or impairment of the value thereof. Lessee also represents, warrants and covenants that as of the Delivery Date it operates, and it will throughout the Lease Term continue to operate, the Aircraft in accordance with the rules and regulations of the FAA.

          (b) Lessee has full power and authority to enter into and perform this Lease and the other Lease Documents to which it is a party, including the documents executed or to be executed by Lessee in connection with the Purchase
Documents and the execution, delivery and performance of this Lease, the Purchase Documents and the other Lease Documents (i) have been duly authorized by all necessary action on the part of Lessee, (ii) do not require any stockholder approval or approval or consent of any trustee or holders of any debt or other obligations of Lessee except such as have been duly obtained and
(iii) do not contravene any provision of any Law, the by-laws or other constituent documents of Lessee or any indenture, mortgage, contract or other material agreement or instrument to which Lessee is a party or by which it or any of its assets may be bound or affected.

          (c) Neither the making nor performance by Lessee of this Lease and each other Lease Document, including the documents executed or to be executed by Lessee in connection with the Purchase Documents nor the consummation of any of the transactions by Lessee contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration or filing for recordation with, or the taking of any other action in respect of, any Governmental Authority.

          (d) Each of this Lease, each Purchase Documents and each other Lease Document, including the documents executed or to be executed by Lessee in connection with the leasing of the Aircraft constitutes or, when so executed, will constitute the valid and legally binding obligation of Lessee enforceable against Lessee in accordance with the terms thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity).


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
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
          (e) There are no suits or proceedings pending or, to the knowledge of Lessee, threatened in any court or before any regulatory commission, board or other administrative or governmental agency against or affecting Lessee which relate to the transactions contemplated hereby and which, if adversely determined, would have a material adverse effect on (i) the financial condition or business of Lessee, (ii) its obligations under this Lease, or (iii) its obligations under any of the Operative Documents. Neither Lessee nor any of its Affiliates is in material default with respect to any order of any Governmental Authority.

          (f) In reliance upon the opinion of McAfee & Taft delivered pursuant to Section 21 hereof (such reliance limited solely to matters relating
             ----------
to filings and recordings with the Aeronautics Authority), except for the registration of the Aircraft and the filing of this Lease with the FAA and the filing of Uniform Commercial Code financing statements in Delaware, Illinois, Missouri and Colorado, no further filing or recording of any document and no other action is necessary or advisable, whether in the United States or elsewhere, in order to establish and perfect under United States Federal and New York State Law, Lessor's title to and interest in the Aircraft as against Lessee and any third parties claiming against or through Lessee, including trustees, custodians and other representatives or similar officials, under any bankruptcy or liquidation law or regulations, or otherwise.

          (g) The Aircraft (i) is not principally for use in any nation with which under United States Law, regulation or stated policy Lessee is prohibited from doing business, (ii) is not to be used principally in any nation which engages in armed conflict, declared or otherwise, and (iii) is not currently, and will not be in the future, used in violation of the organizational documents of Lessee.

          (h) The obligations of Lessee to pay Rent hereunder will be a direct and unconditional general obligation of Lessee, and will rank in right of payment at least pari passu with all unsecured and unsubordinated debt of
                    ----  -----
Lessee, whether now or hereafter outstanding, subject to any bankruptcy, insolvency, reorganization or similar law.

          (i) On the Delivery Date, Lessee has, and on each other Acceptance Date, Lessee will have, no material liabilities, contingent or otherwise, including liabilities for taxes or any unusual forward or long-term commitments, other than payments due to Lessor under this Lease, and there are no unrealized or anticipated losses from any unfavorable commitments of Lessee which may materially and adversely affect the financial condition of Lessee.

          (j) There is no fact peculiar to Lessee which Lessee has not disclosed to Lessor in writing which materially and adversely affects or, so far as Lessee can reasonably foresee, would materially and adversely affect the Aircraft or the property, business, prospects, corporate structure, ownership of Lessee, profits or condition (financial or otherwise) of Lessee or would impair the ability of Lessee to perform its obligations under this Lease and the other Operative Documents.


                                       Air Methods 2000 Aircraft Lease Agreement
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
          (l) The Aircraft will on the Delivery Date and thereafter during the Lease Term be covered by the insurance required by Section 16 hereof.
                                                              ----------

          (m) No Default or Event of Default under this Lease has occurred and is continuing or will occur immediately after giving effect to the execution and delivery of this Lease on the Delivery Date or any other Lease Document or Purchase Document on any Acceptance Date. Lessee is not on the Delivery Date, and will not on any other Acceptance Date be, in violation in any material respect of any term of its organizational documents, or other material agreement or instrument to which it is a party or by which it is bound. Lessee is on the Delivery Date, and will be on each other Acceptance Date, in compliance with all Laws to which it is subject, the failure to comply with which would have a material and adverse effect on its operations or condition, financial or otherwise, or would impair the ability of Lessee to perform its obligations under this Lease or any other Operative Document to which Lessee is a party, and has obtained all applicable licenses, permits, franchises and other governmental authorizations material to the conduct of its business.

          (n) On all Acceptance Dates, (i) withholding of any Tax will not be required upon any payments by Lessee to Lessor hereunder, and (ii) there is no Tax imposed by virtue of the execution or delivery of any of the Operative Documents. On all Acceptance Dates, Lessor will not be obligated to collect sales tax on any payments made by Lessee to Lessor hereunder.

          (o) Lessee's chief executive office (as defined in the Uniform Commercial Code as in effect in the applicable jurisdiction) and principal place of business, and the place where its records concerning the Aircraft and its interest therein and all documents relating thereto are kept is correctly set forth in Schedule B hereto.
           -----------

          (p) All tax returns required to be filed by Lessee in any jurisdiction have in fact been filed, and Lessee has paid or caused to be paid all taxes, assessments, fees and other governmental charges which have become due pursuant to such returns or pursuant to any assessment received by it, and Lessee does not have any knowledge of any actual or proposed deficiency or additional assessment in conjunction therewith which either in any case or in the aggregate would be materially adverse to Lessee; and the charges, accruals and reserves on the books of Lessee in respect of federal, state, local or foreign taxes for all such years, and for the current fiscal year, make adequate provision for all unpaid tax liabilities for such periods.

          (q) Lessee has not, directly or indirectly, used the services of any broker, agent or finder in regard to any of the transactions contemplated hereby; and no broker's or finder's fees or commissions or management or advisory fees are, will or may become payable arising out of any actions or omissions to act on Lessee's part in connection with the transactions contemplated by this Lease or any other Operative Document to which Lessee is a party.

          (r) The Maintenance Program maintained by Lessee for the Aircraft and the Engines shall remain in full force and effect and complies with and shall, at all times during the Lease Term, continue to comply with all applicable Aeronautics Authority requirements applicable to the Aircraft.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
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
          (s) Lessee is not in default in the performance of any of its obligations (i) for the payment of indebtedness for borrowed money in a principal amount in excess of One Hundred Thousand Dollars ($100,000) or of any interest or premium thereon or (ii) for the payment of rent under any lease agreement for the lease of real, personal or mixed property where the monthly rental exceeds Ten Thousand Dollars ($10,000) or where the aggregate rentals over the term thereof exceed One Hundred Thousand Dollars ($100,000) or (iii) for any secured debt in excess of Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate.

          (t) No indemnity claim affecting to the Aircraft or basis therefor exists under the Purchase Agreement and each representation and warranty thereunder is, to Lessee's knowledge, true and correct in all material respects.


     23.    EVENTS OF DEFAULT.  Any of the following events shall  constitute an
            -----------------
Event of Default (whether any such event shall be voluntary or involuntary, or come about or be effected by operation of Law or pursuant to or in compliance with any judgment, decree or order of any Governmental Authority):

          (a) Failure of Lessee to pay within ten (10) days of the due date therefor, any sum, including installments of Rent, owed by Lessee at any time to Lessor under this Lease; Lessor shall use reasonable efforts to give Lessee written notice of any payments which may become past due; provided that, the
                                                              -------- ----
failure by Lessor to provide such notice to Lessee shall in no event be deemed a waiver by Lessor of any of its rights hereunder; or

          (b) Lessee shall fail to observe or perform any of the covenants or agreements of Lessee set forth in Sections 12 or 13(a)hereof or under the
                                         --------------------
Purchase Agreement, and such failure shall continue unremedied for ten (10) days after the occurrence thereof; or

          (c) Lessee shall fail to procure and maintain any insurance required by Section 16 hereof or shall operate the Aircraft outside the scope of
            ----------
the  insurance  coverage  maintained  with  respect  to  the  Aircraft;  or

          (d) Lessee or either Guarantor shall fail to perform or observe any other covenant, condition, or agreement to be performed or observed by it under this Lease, the Lease Documents or in any agreement or certificate furnished to Lessor or an other assignee or lender in connection herewith, and such failure shall continue unremedied for thirty (30) days after written notice by Lessor to Lessee, specifying such failure and demanding the same to be remedied; or

          (e) Lessee or either Guarantor shall become insolvent or bankrupt or make a general assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for Lessee or for a substantial part of its property without its consent and shall not be dismissed for a period of sixty (60) days; or any petition for the relief, reorganization or arrangement of Lessee or either Guarantor or any other petition in bankruptcy or for the liquidation, insolvency or dissolution of Lessee shall be filed by or against Lessee and, if filed


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
against Lessee, shall be consented to or be pending and not dismissed for a period of sixty (60) days; or an order for relief under any bankruptcy or insolvency law shall be entered by any court or Governmental Authority of competent jurisdiction with respect to Lessee or either Guarantor, as the case may be; or any execution or writ or process shall be issued under any action or proceeding against Lessee whereby the Aircraft, any Airframe or any Engine may be taken or restrained; or

          (f) Lessee's or either Guarantor's legal existence shall cease; or Lessee shall, without Lessor's prior written consent, sell, transfer or dispose of, or pledge or otherwise encumber, all or substantially all of its assets or property, or Lessee or either Guarantor shall consolidate or merge with any other entity, provided, however, that an Event of Default shall not have
                --------   -------
occurred if (i) Lessee is the surviving corporation of any such consolidation or merger or (ii) the parties to any such merger or consolidation include only
Lessee  and  its  Affiliate(s);  or

          (g) any representation, warranty, statement or certification made by Lessee or either Guarantor under any Purchase Document, Lease Document or in the Certificate of Acceptance to which such Person is a party or in any document or certificate furnished to Lessor, or any other assignee in connection herewith or pursuant hereto, shall prove to be untrue or incorrect when made in any material respect, or shall be breached in any material respect; or

          (h) the Lease or the Guaranty shall cease to be a valid and effective agreement enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); or

          (i) (i) any material default or Event of Default shall have occurred under any Prior Lease Document; or (ii) any default or event of default shall occur pursuant to the terms of any lease or other financing arrangement between (A) Lessor, any direct or indirect subsidiary of Lessor or any Affiliate of Lessor and (B) Lessee or any direct or indirect subsidiary of Lessee; or

          (j) Lessee shall be in default or breach of any obligation described in Section 22(s) above and such default shall continue for ten (10)
               --------------
days  after  the  occurrence  of  such  default  or  breach;  or

          (k) there shall be a Material Adverse Change in the business, assets or prospects of Lessee or either Guarantor or any direct or indirect Subsidiary of Lessee or either Guarantor after the date hereof. For purposes of this section, "Material Adverse Change" means, in the sole and absolute discretion of Lessor, which discretion shall be exercised in a reasonable manner, a material adverse change in (i) the business, operations, prospects, properties, assets or condition (financial or otherwise) of Lessee taken on an individual basis or taken as a whole (together with its Subsidiaries) or (ii) the ability of any Lessee Person to perform its obligations under any Lease Document to which it is a party or of Lessor to enforce any obligation arising pursuant to the Lease Documents.


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
     24.     REMEDIES UPON DEFAULT.  Upon the occurrence of any Event of Default
             ---------------------
and at any time thereafter so long as the same shall be continuing, Lessor may exercise one or more of the following remedies with respect to the Aircraft or any part thereof (including, without limitation, any Airframe or any Engine) as Lessor in its sole discretion shall elect:

          (a) Lessor, at its option, may cause Lessee, upon the written demand of Lessor and at Lessee's expense, to return promptly, and Lessee shall return promptly, the Aircraft to Lessor or at its direction in the manner and condition required by, and otherwise in accordance with all the provisions of,
Section  4  hereof,  as  if  such Aircraft were being returned at the end of the
---------
Lease Term or, if Lessee does not so deliver such Aircraft, Lessor may terminate this Lease, without prejudice to any other remedies of Lessor hereunder. Whether or not this Lease has been so terminated, Lessor at its option shall to the fullest extent permitted by applicable Law, (i) have the right to enter the premises of Lessee or any other party to take immediate possession of the
Aircraft or any part thereof and remove all or any part of the Aircraft or any part thereof by summary proceedings or otherwise, (ii) not be liable, in conversion or otherwise, for the taking of any personal property of Lessee which is in or attached to the Aircraft, any Airframe, any Engine or Part which is repossessed; provided, however, that Lessor shall return to Lessee all personal
              --------  -------
property of Lessee or its passengers which was on the Aircraft at the time Lessor re-takes possession of the Aircraft; (iii) not be liable or responsible, in any manner, for any inadvertent damage injury to any of Lessee's property in repossessing and holding the Aircraft, any Airframe, any Engine or Part, except for that caused by or in connection with Lessor's gross negligence or willful acts; (iv) have the right to maintain possession of and dispose of the Aircraft, any Airframe, any Engine or Part on any premises owned by Lessee or under Lessee's control; (v) have the right to obtain a key to any premises at which the Aircraft, any Airframe, any Engine or Part may be located from the landlord or owner thereof; or (vi) cause Lessee, at Lessee's expense, to store, maintain, surrender and deliver possession of the Aircraft in the same manner as provided in Section 4 hereof, all without liability to Lessee for or by reason of such
    ----------
entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise except damages caused by gross negligence or willful misconduct of the Lessor or its agents;

          (b) Lessor may sell the Aircraft or any Part thereof at public or private sale, as Lessor may determine, free and clear of any rights of Lessee, in which event Lessee's obligation to pay Basic Rent hereunder with respect to the Aircraft for all Rental Periods commencing after the date of such sale shall terminate and in the event that the net sales proceeds is less than the Casualty Loss Value as of the next preceding Rent Payment Date and any Basic Rent due as of the date of such sale, Lessee shall pay Lessor the difference;

          (c) Lessor may hold, keep idle or lease to others the Aircraft or any Part thereof, as Lessor in its sole discretion may determine, free and clear of any rights of Lessee in which event Lessee's obligation to pay Basic Rent for any Rental Periods commencing after Lessee shall have been deprived of possession pursuant to this Section 24 shall be reduced by the net proceeds, if
                             ----------
any, received by Lessor from leasing the Aircraft or any Part thereof to any Person other than Lessee for the same Rental Periods or any portion thereof;


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
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
          (d) If reasonably required by Lessor, Lessee, at its sole expense, shall assemble and make the Aircraft, any Airframe, any Engine or Part available at a place designated by Lessor in accordance with Section 4 hereof. Lessee
                                                       ---------
hereby agrees that, in the event of the return to or repossession by Lessor of the Aircraft, any Airframe, any Engine or Part, any rights in any warranty (express or implied) heretofore assigned to Lessee or otherwise held by Lessee shall without further act, notice or writing be assigned or reassigned to Lessor, if assignable. Lessee shall be liable to Lessor for all reasonable expenses, disbursements, costs and fees incurred in (i) repossessing, storing, preserving, shipping, maintaining, repairing and refurbishing the Aircraft, any Airframe, any Engine or Part to the condition required by Section 4 hereof and
                                                            ---------
(ii) preparing the Aircraft, any Airframe, any Engine or Part for sale or lease, advertising the sale or lease of the Aircraft, any Airframe, any Engine or Part and selling or releasing the Aircraft, any Airframe, any Engine or Part. Lessor is hereby authorized and instructed, at its option, to make reasonable expenditures which Lessor considers advisable to repair and restore the Aircraft, any Airframe, any Engine or Part to the condition required by Section
                                                                         -------
4  hereof,  all  at  Lessee's  sole  expense;

          (e) Lessee shall be liable, except as otherwise provided above, for any and all unpaid Rent and Casualty Loss Value hereunder before or during the exercise of any of the foregoing remedies and for all legal and arbitration fees (including reasonable attorneys' fees incurred in any and all judicial and other governmental proceedings or arbitration proceedings, including appellate proceedings, whether such proceedings arise before or after entry of final judgment or arbitration award) and other reasonable costs and expenses incurred by Lessor by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all reasonable costs and expenses incurred in connection with the return of the Aircraft in accordance with Section 4 hereof or in placing the Aircraft in the condition required by
      ----------
said  Section.  At  any  sale  pursuant to this Section 24, Lessee or any of its
                                                ----------
Affiliates may bid for and purchase the Aircraft. Except as otherwise expressly provided above, no remedy referred to in this Section 24 is intended to be exclusive, but each shall be cumulative (except that nothing hereunder shall entitle Lessor to duplicative remedies) and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not constitute the exclusive election of such remedies and shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

          (f) Lessor may exercise any other right or remedy which may be available to it under any Operative Document or under the New York Uniform Commercial Code or other applicable Law, or proceed by appropriate court action to enforce the terms hereof to recover damages for the breach hereof.

     25.     LESSOR'S  RIGHT TO PERFORM FOR LESSEE.  If Lessee at any time shall
             -------------------------------------
fail to pay to any Person any sum which Lessee is required to pay hereunder or shall fail to do or perform any other thing Lessee is required to do or perform hereunder, Lessor at its option may pay such sum or do or perform such thing, and Lessee shall reimburse Lessor on demand for the amount of such payment and for the cost and expense which may be incurred by Lessor for such acts or performance, together with interest from the date of demand until paid accrued at the Default Rate.


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
     26.     LATE  CHARGES.  If any installment of Rent or other sum owing under
             -------------
this Lease shall not be paid within ten (10) days of the date when due, Lessee shall pay Lessor interest on such amount at the Default Rate. Such late charge is in addition to and not in lieu of other rights and remedies of Lessor.

     27.     FURTHER  ASSURANCES.  Lessee  will  promptly  and  duly execute and
             -------------------
deliver to Lessor such other documents and assurances, including, without limitation, such amendments to this Lease as may be reasonably required by Lessor, and Uniform Commercial Code financing statements and continuation statements, and will take such further action as Lessor may from time to time reasonably request in order to carry out more effectively the intent and purposes of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor.

     28.     NOTICES.  All  notices provided for or required under the terms and
             -------
provisions hereof shall be in writing, and any such notice shall be deemed given when personally delivered or if deposited in the United States mails, with proper postage prepaid, for first class registered mail, return receipt requested, when received or when sent by telecopy with electronic confirmation, addressed if to Lessor or Lessee, at their respective addresses as set forth on Schedule B hereof or at such other address as either of them shall, from time to
----------
time,  designate  in  writing  to  the  other.

     29.     GOVERNING LAW AND CONSENT TO JURISDICTION.  THIS LEASE SHALL IN ALL
             -----------------------------------------
RESPECT BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF. Lessee hereby irrevocably consents that any legal action or proceeding against it or any of its assets with respect to this Lease may be brought in any jurisdiction where Lessee or any of its assets may be found, or in any court of the State of New York or any Federal court of the United States of America located in New York, New York, United States of America, or both, as Lessor may elect, and by execution and delivery of this Lease, Lessee hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts. Lessee hereby designates, appoints and empowers CT Corporation System at its principal office at 1633 Broadway, New York, New York 10019, as its authorized agent for service of process in the State of New York in any suit or proceeding with respect to this Lease and the other Operative Documents to which Lessee is a party (such agent being hereinafter called the "Process Agent"); provided however, that if the Process
                          -------------    -------- -------
Agent shall at any time cease to be the Process Agent, Lessee shall forthwith designate a successor Process Agent and shall give prompt. notice of such designation to Lessor. A copy of any such process served on such agent shall be promptly forwarded by air courier by the person commencing such proceeding to Lessee at its address set forth in Schedule B hereof, but the failure of Lessee
                                    ----------
to receive such copies shall not affect in any way the service of such process as aforesaid. Lessee further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified first class mail, postage prepaid, to Lessee at its address set forth in Schedule B hereof. The
                                                        -----------


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5
foregoing, however, shall not limit the rights of Lessor to serve process in any other manner permitted by Law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction. Lessee further agrees that final judgment against Lessee in any action or proceeding in connection with this Lease shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of Lessee's indebtedness. Lessee hereby irrevocably waives, to the fullest extent permitted by Law, any objection which Lessee may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Lease brought in the State of New York, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of New York has been brought in an inconvenient forum.

     30.     MISCELLANEOUS.  Any  provision of this Lease which is prohibited or
             -------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating or diminishing Lessor's rights under the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable Law, Lessee hereby waives any provision of law which renders any provision of this Lease prohibited or unenforceable in any respect. No term or provision of this Lease may be amended, altered, waived, discharged or terminated orally, but only by an instrument in writing signed by a duly authorized officer or the party against which the enforcement of the amendment, alteration, waiver, discharge or termination is sought. A waiver on any one occasion shall not be construed as a waiver on a future occasion. All of the covenants, conditions and obligations contained in this Lease shall be binding upon and shall inure to the benefit of the respective successors and assigns of Lessor and (subject to the restrictions of Section 13(a)hereof) Lessee. This
                                              -------------
Lease, each Lease Supplement, the Certificate of Acceptance, and each related instrument, document, agreement and certificate collectively constitute the entire agreement of Lessor and Lessee with respect to the acquisition and leasing of the Aircraft, and cancel and supersede any and all prior oral or written understandings with respect thereto. This Lease may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument. To the extent, if any, that this Lease or any Lease Supplement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease or any Lease Supplement may be created through the transfer of possession of any counterpart other than the counterpart which has been marked "Original" on the face or signature page
                                        --------
thereof.

     31.     EFFECT  OF  THIS  LEASE.  This  Lease  shall  become  binding  and
             -----------------------
effective  when  it  shall  have  been  executed  by  each of Lessor and Lessee.

     32.     SURVIVAL.  The  representations,  warranties, covenants, agreements
             --------
and indemnities of Lessee set forth in this Lease, and Lessee's obligations hereunder, shall survive the expiration or other termination of this Lease to the extent required for full performance and satisfaction thereof.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

     33.     BROKERS.  Each  party  agrees  to  indemnify  and  hold  the  other
             -------
harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to reasonable attorney's fees) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon the lease of the Aircraft, if such claim, damage, cost or expense arises out of any action or alleged action by the indemnifying party, its employees or agents. It is understood and agreed between the parties that this Lease has been concluded by direct negotiation without any intermediaries or agents. Lessee hereby represents and warrants that he has not been paid, agreed to pay or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of this Lease, to any employee of Lessor or to any person or entity in the United States or elsewhere.

     34.     TRANSACTION  COSTS.  (a)  Whether  or  not  the  transactions
             ------------------
contemplated hereby are consummated, Lessee shall pay all costs and expenses incurred in connection with the preparation, execution and delivery of this Lease and any other documents delivered in connection herewith after the Delivery Date, including without limitation, the reasonable fees, expenses and disbursements of counsel, except as otherwise expressly set forth herein. In addition, Lessee shall be solely responsible for all costs, including reasonable attorneys' fees and expenses, incurred in registering an executed counterpart of this Lease and other documents and instruments which are required by Lessor to be filed with the FAA.

          (b)     Without  limiting  the provisions of Section 17 and 18 hereof,
                                                       -----------------
Lessee shall pay for all sales tax imposed upon or arising out of the sale or delivery of the Aircraft under the Purchase Agreement, regardless of who is responsible therefor at law; provided, however, Lessor will cooperate with any
                               --------  -------
requests made by Lessee that are not adverse to Lessor's interests to minimize such sales tax.

          (c) Each of Lessor and Lessee hereby agrees to pay the reasonable costs and expenses of the other party incurred in connection with the entering into or giving or withholding of any future waiver, supplement or amendment or other action with respect to the Lease or any other document delivered in connection herewith that it may request, except in the case of an Event of Default in which case all of such costs shall be at the expense of Lessee.

     35.     INTENT.
             ------

          (a) Lessor and Lessee intend that for United States Federal income tax purposes (i) this Lease shall constitute a true lease and not a loan, conditional sale agreement or financing agreement; and, (ii) Lessor shall be considered the owner and Lessee shall be considered the lessee for all purposes. Neither Lessor nor Lessee shall file any tax return, report or form with any taxing authority that is inconsistent with the foregoing intent unless clearly required to do so under Law.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          (b) The parties agree that this Lease is a "Finance Lease" as defined in Uniform Commercial Code Article 2A -- Leases ("Article 2A"). Lessee acknowledges: (a) that the Seller is the "Supplier" (as defined in Article 2A) and the Lessee has selected the Aircraft and the Seller, as Supplier, without any assistance from or consultation with Lessor; (b) that Lessee has been informed in writing in this Lease, before signing this Lease, that Lessee is entitled under Article 2A to the promises and warranties, including those of any third party, provided to Lessor by the Lessee in connection with or as part of the contract by which Lessor acquired the Aircraft. To the extent permitted by applicable Law, Lessee hereby waives any and all rights and remedies conferred upon a lessee under Article 2A and any rights now or hereafter conferred by statute or otherwise which may limit or modify any of Lessor's rights or remedies under Section 24 of this Lease; provided, however, that such waiver
                 -----------                 --------  -------
shall not preclude Lessee from asserting any claim of Lessee against Lessor in a separate cause of action; and provided further, that such waiver shall not
                                   --------  -------
affect  Lessor's  obligations of good faith, diligence, reasonableness and care.

     (c) If, notwithstanding the express intent of the parties, a court of competent jurisdiction determines that this Agreement is not a true lease, but rather one intended as security, then solely in that event and for the expressly limited purposes thereof, Lessee shall be deemed to have hereby granted Lessor a first priority, perfected security interest in this Lease, the Aircraft and all accessions thereto, substitutions and replacements therefor, and all products and proceeds (including insurance proceeds) thereof; to secure the prompt payment and performance as and when due of all obligations and indebtedness of Lessee (or any Affiliate of Lessee) to Lessor, now existing or hereafter created. For the purposes of this paragraph, this Lease or a photocopy hereof may be filed as a financing statement under the Uniform Commercial Code.

     36.     TIME  IS  OF THE ESSENCE.  Time and strict and punctual performance
             ------------------------
are  of  the  essence  with  respect  to  each  provision  of  this  Lease.

     37.     DISCLAIMER  OF  CONSEQUENTIAL DAMAGES.  LESSEE AGREES THAT IT SHALL
             -------------------------------------
NOT BE ENTITLED TO RECOVER, AND HEREBY DISCLAIMS AND WAIVES ANY RIGHT THAT IT MAY OTHERWISE HAVE TO RECOVER, CONSEQUENTIAL DAMAGES AS A RESULT OF ANY BREACH OR ALLEGED BREACH BY LESSOR OF ANY OF THE AGREEMENTS, REPRESENTATIONS OR WARRANTIES OF LESSOR CONTAINED IN THIS LEASE.

     38.     WAIVER OF JURY TRIAL.  THE LESSEE AND THE LESSOR HEREBY WAIVE TRIAL
             --------------------
BY  JURY  IN  ANY  JUDICIAL PROCEEDING TO WHICH THEY ARE BOTH PARTIES INVOLVING,
DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS LEASE OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

     39.     TRUTH-IN-LEASING  CLAUSE.  (a)  LESSEE  HAS REVIEWED THE AIRCRAFT'S
             ------------------------
MAINTENANCE AND OPERATING LOGS SINCE ITS DATE OF MANUFACTURE AND HAS FOUND THAT THE AIRCRAFT) HAS BEEN MAINTAINED AND INSPECTED UNDER PART 91 (AND PART 135 OF THE FEDERAL AVIATION REGULATIONS SINCE INCEPTION OF OPERATIONS. LESSEE CERTIFIES THAT THE AIRCRAFT PRESENTLY COMPLIES WITH THE APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS OF PART 91 (AND PART 135) OF THE FEDERAL AVIATION REGULATIONS.


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

          (b) LESSEE CERTIFIES THAT LESSEE, AND NOT LESSOR, IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT UNDER THIS AGREEMENT DURING THE LEASE TERM. LESSEE FURTHER CERTIFIES THAT LESSEE UNDERSTANDS ITS RESPONSIBILITY FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.

          (c) LESSEE CERTIFIES THAT THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED UNDER PART 91 (AND PART 135) OF THE FEDERAL AVIATION REGULATIONS FOR OPERATIONS TO BE CONDUCTED UNDER THIS LEASE. LESSEE UNDERSTANDS THAT AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS
DISTRICT  OFFICE,  GENERAL  AVIATION  DISTRICT  OFFICE,  OR AIR CARRIER DISTRICT
OFFICE.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

     IN WITNESS WHEREOF, the parties hereto have caused this Aircraft Lease Agreement to be duly executed by their duly authorized representatives as of the date first written above.

                                             LESSOR:

                                             C.I.T.  LEASING  CORPORATION


                                             By:  /s/  Mark  Saylor
                                                 ---------------------------
                                             Name:  Mark  Saylor
                                             Title:  Vice  President



                                             LESSEE:

                                             ARCH AIR MEDICAL SERVICE, INC.


                                             By:  /s/  Aaron  D.  Todd
                                                 ----------------------------
                                             Name:  Aaron  D.  Todd
                                             Title:  Chief  Financial  Officer


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

                                   SCHEDULE A
                                       TO
                            AIRCRAFT LEASE AGREEMENT

                             DESCRIPTION OF AIRCRAFT




SEE  ATTACHED  ANNEXES  I-1 THROUGH I-7 CORRESPONDING TO THE AIRCRAFT SUBJECT TO
               ------------------------
THE  LEASE


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.3

                                   SCHEDULE B
                                       TO
                            AIRCRAFT LEASE AGREEMENT

                        ADDRESSES AND PAYMENT INFORMATION



Location  of  Payment  of  Rent:
-------------------------------

                            Bank  of  America
                            Remittance  Banking
                            CIT  Equipment  Finance

                            1000  West  Temple  Street
                            Los  Angeles,  California  90012
                            ABA  Number:  121000358
                            Account  Number:  1233-5-18855
                            For Credit to: C.I.T. Leasing Corporation or at such other place as Lessor shall designate to Lessee in writing


Home  of  Aircraft:
------------------

AIRCRAFT TYPE  SERIAL NO.  AIRCRAFT DELIVERY LOCATION BY AIRCRAFT
-------------  ----------  --------------------------------------------------------
1. BK 117 B-1        7139  Joplin Medflight; St John's Hospital; 2727 McClellan
                           Blvd.; Joplin, MO (non-airport location)
-------------  ----------  --------------------------------------------------------
2. BK 117 B-1        7158  ARCH Air Medical Services; 18500 Edison Ave;
                           Chesterfield, MO-Spirit of St. Louis Airport
-------------  ----------  --------------------------------------------------------
3. BK 117 B-1        7201  ARCH Air Medical Services; 10125 Airport Rd.; Sparta
                           Airport; Sparta IL-Sparta Municipal Airport (non-airport
                           location)
-------------  ----------  --------------------------------------------------------
4. BK 117 B-1        7207  ARCH Air Medical Services; 2207 Scott Ave; St Louis,
                           MO (non-airport location)
-------------  ----------  --------------------------------------------------------
5. BK 117 B-1        7216  ARCH Air Medical Services; 2207 Scott Ave; St Louis,
                           MO (non-airport location)
-------------  ----------  --------------------------------------------------------
6. B-100               64  ARCH Air Medical Services; 18500 Edison Ave;
                           Chesterfield, MO-Spirit of St. Louis Airport
-------------  ----------  --------------------------------------------------------
7. B-100               27  ARCH Air Medical Services; 18500 Edison Ave;
                           Chesterfield, MO-Spirit of St. Louis Airport
-------------  ----------  --------------------------------------------------------


Continue  next  page--


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

Notice  Address  of  Lessor:
---------------------------

                                         The  C.I.T.  Leasing  Corporation
                                         1540  Fountainhead  Parkway
                                         Tempe,  Arizona  85282

                                         Attention:  Vice  President,  Credit
                                         ---------
                                         Telecopier:  (480)858-1496

                                         with  a  copy  to:

                                         The CIT Group/Equipment Financing, Inc.
                                         650  CIT  Drive
                                         Livingston,  New  Jersey  07039
                                         Attention:  Chief  Credit  Officer
                                         ---------
                                         Telecopier:   (201)740-5005

Address  of  Lessee:
-------------------

                                         ARCH  Air  Medical  Service,  Inc.
                                         7301  South  Peoria  Street
                                         Englewood,  Colorado  80112
                                         Attention:  Chief  Financial  Officer
                                         ---------
                                         Telecopier:  790-4780


Address  of  Agent  for  Service  of
------------------------------------
Process  for  Lessee  in  New  York:
-----------------------------------

                                         CT  CORPORATION
                                         1633  Broadway
                                         New  York,  New  York  10019
                                         Attention:  Timothy  Carlson


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.3

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.     DEFINITIONS                                                             1
       -----------
2.     AGREEMENT  FOR  PURCHASE  AND LEASE OF AIRCRAFT; MAXIMUM FUNDING;
       -----------------------------------------------------------------
FUNDING PROCEDURES                                                             9
------------------
3.     TERM                                                                   10
       ----
4.     RETURN  OF  AIRCRAFT                                                   10
       --------------------
5.     RENT                                                                   13
       ----
6.     NET  LEASE;  LESSOR'S  TITLE                                           14
       ----------------------------
7.     EARLY  BUYOUT  OPTIONS                                                 14
       ----------------------
8.     END  OF  LEASE  RENEWAL  ANDPURCHASE  OPTION                           15
       --------------------------------------------
9.     USE  OF  AIRCRAFT;  COMPLIANCE  WITH  LAWS                             16
       ------------------------------------------
10.     MAINTENANCE  OF  AIRCRAFT                                             17
        -------------------------
11.     REPLACEMENT  OF PARTS; ALTERATIONS; MODIFICATIONS; AND ADDITIONS      18
        ----------------------------------------------------------------
12.     REGISTRATION;  DELIVERY;  RECORDATION;  INSIGNIA  AND INSPECTION      19
        ----------------------------------------------------------------
13.     ASSIGNMENT  AND  SUBLEASING                                           20
        ---------------------------
14.     LIENS                                                                 21
        -----
15.     LOSS,  DAMAGE  OR  DESTRUCTION                                        21
        ------------------------------
16.     INSURANCE                                                             24
        ---------
17.     GENERAL  TAX  INDEMNIFICATION                                         27
        -----------------------------
18.     GENERAL  INDEMNITIES                                                  30
        --------------------
19.     NO  WARRANTIES                                                        32
        --------------
20.     FINANCIAL  INFORMATION                                                33
        ----------------------
21.     CONDITIONS  PRECEDENT                                                 34
        ---------------------
22.     LESSEE'S  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS                38
        ------------------------------------------------------
23.     EVENTS  OF  DEFAULT                                                   41
        -------------------
24.     REMEDIES  UPON  DEFAULT                                               43
        -----------------------
25.     LESSOR'S  RIGHT  TO  PERFORM  FOR  LESSEE                             45
        -----------------------------------------
26.     LATE  CHARGES                                                         45
        -------------
27.     FURTHER  ASSURANCES                                                   45
        -------------------
28.     NOTICES                                                               45
        -------
29.     GOVERNING  LAW  AND  CONSENT  TO  JURISDICT                           45
        -------------------------------------------


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5

30.     MISCELLANEOUS                                                         46
        -------------
31.     EFFECT  OF  THIS  LEASE                                               47
        -----------------------
32.     SURVIVAL                                                              47
        --------
33.     BROKERS                                                               47
        -------
34.     TRANSACTION  COSTS                                                    47
        ------------------
35.     INTENT                                                                48
        ------
36.     TIME  IS  OF  THE  ESSENCE                                            48
        --------------------------
37.     DISCLAIMER  OF  CONSEQUENTIAL  DAMAGES                                48
        --------------------------------------
38.     WAIVER  OF  JURY  TRIAL                                               49
        -----------------------
39.     TRUTH-IN-LEASING  CLAUSE                                              49
        ------------------------


                                       Air Methods 2000 Aircraft Lease Agreement
                                                              10679.108.107383.5